BRAZIL  MINERALS,  INC.

2013  STOCK  INCENTIVE  PLAN

ARTICLE  I

PURPOSE

The purpose of this Plan is to enhance the profitability and value of BRAZIL MINERALS, INC. (the “Company”) for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors cash and stock-based compensation and/or incentives in the Company to compensate, attract, retain or reward such individuals and/or strengthen the mutuality of interests between such individuals and the Company’s stockholders. This Plan may be used to compensate Consultants with stock registered on Form S-8 consistent with the requirements pertaining to Registration Statements on Form S-8.

ARTICLE  II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1              “Acquisition  Event”  means  a  merger  or  consolidation  in  which  the  Company  is not  the  surviving  entity,  any  transaction  that  results  in  the  acquisition  of  all  or  substantially  all  of the Company’s  outstanding  Common  Stock  by  a  single  person  or  entity  or  by  a  group  of  persons and/or  entities  acting  in  concert,  or  the  sale  or  transfer  of  all  or  substantially  all  of  the  Company’s assets.

2.2              “Affiliate”   means   each   of the   following:   (a) any Subsidiary;   (b)   any   Parent;  (c)  any  corporation,  trade  or  business  (including,  without  limitation,  a partnership  or  limited liability  company)  which  is  directly  or  indirectly  controlled  50%  or  more  (whether  by  ownership of stock,  assets  or  an  equivalent  ownership  interest  or  voting  interest)  by  the  Company;  (d)  any corporation,  trade  or  business  (including,  without  limitation,  a  partnership  or  limited  liability company)  which  directly  or  indirectly  controls  50%  or  more  (whether  by  ownership  of  stock, assets  or  an  equivalent  ownership  interest  or  voting  interest)  of  the  Company;  and  (e)  any  other entity  in  which  the  Company  or  any  of  its  Affiliates  has  a  material  equity  interest  and  which  is designated  as  an  “Affiliate”  by  resolution  of  the  Committee;  provided  that  the  Common  Stock subject  to  any  Award  constitutes  “service  recipient  stock”  for  purposes  of  Section  409A  of  the Code or  otherwise  does  not  subject  the  Award  to  Section  409A  of  the  Code.

2.3              “Appreciation  Award”  means  any  Award  under  this  Plan  of  any  Stock  Option, Stock  Appreciation  Right  or  Other  Stock-Based  Award,  provided  that  such  Other  Stock-Based Award  is  based  on  the  appreciation  in  value  of  a  share  of  Common  Stock  in  excess  of  an  amount  equal  to  at  least  the  Fair  Market  Value  of  the  Common  Stock  on  the  date  such  Other  Stock-Based Award  is  granted.

2.4              “Award”  means  any  award  under  this  Plan  of  any  Stock  Option,  Stock Appreciation  Right,  Restricted  Stock,  Performance  Share,  Other  Stock-Based  Award  or Performance-Based  Cash  Awards.  All  Awards  shall  be  granted  by,  confirmed  by,  and  subject  to the terms  of,  a  written  agreement  executed  by  the  Company  and  the  Participant.

2.5              “Board”  means  the  Board  of  Directors  of  the  Company.

2.6              “Cause”  means  with  respect  to  a  Participant’s  Termination  of  Employment  or Termination  of  Consultancy  from  and  after  the  date  hereof,  the  following:  (a)  in  the  case  where there  is  no  employment  agreement,  consulting  agreement,  change  in  control  agreement  or  similar agreement  in  effect  between  the  Company  or  an  Affiliate  and  the  Participant  at  the  time  of  the grant  of  the  Award  (or  where  there  is  such  an  agreement  but  it  does  not  define  “cause”  (or  words of like  import)),  termination  due  to:  (i)  a  Participant’s  conviction  of,  or  plea  of  guilty  or  nolo contendere  to,  a  felony;  (ii)  perpetration  by  a  Participant  of  an  illegal  act,  or  fraud  which  could cause  significant  economic  injury  to  the  Company;  (iii)  continuing  willful  and  deliberate  failure by  the  Participant  to  perform  the  Participant’s  duties  in  any  material  respect,  provided  that  the Participant  is  given  notice  and  an  opportunity  to  effectuate  a  cure  as  determined  by  the Committee;  or  (iv)  a  Participant’s  willful  misconduct  with  regard  to  the  Company  that  could have  a  material  adverse  effect  on  the  Company;  or  (b)  in  the  case  where  there  is  an  employment agreement,  consulting  agreement,  change  in  control  agreement  or  similar  agreement  in  effect between  the  Company  or  an  Affiliate  and  the  Participant  at  the  time  of  the  grant  of  the  Award that  defines  “cause”  (or  words  of  like  import),  “cause”  as  defined  under  such  agreement; provided,  however,  that  with  regard  to  any  agreement  under  which  the  definition  of  “cause”  only applies  on  occurrence  of  a  change  in  control,  such  definition  of  “cause”  shall  not  apply  until  a change  in  control  actually  takes  place  and  then  only  with  regard  to  a  termination  thereafter.  With respect  to  a  Participant’s  Termination  of  Directorship,  “cause”  means  an  act  or  failure  to  act  that constitutes  cause  for  removal  of  a  director  under  applicable  Nevada  law.

2.7              “Change  in  Control”  has  the  meaning  set  forth  in  Section  13.2.

2.8              “Change  in  Control  Price”  has  the  meaning  set  forth  in  Section 13.1.

2.9              “Code”  means  the  Internal  Revenue  Code  of  1986,  as  amended.  Any reference  to any  section  of  the  Code  shall  also  be  a  reference  to  any  successor  provision  and  any  Treasury Regulation  promulgated  thereunder.

2.10              “Committee”  means:  (a)  with  respect  to  the  application  of  this  Plan  to  Eligible Employees  and  Consultants,  a  committee  or  subcommittee  of  the  Board  appointed  from  time  to time  by  the  Board,  which  committee  or  subcommittee  shall  consist  of  two  or  more  non-employee directors,  each  of  whom  shall  be  (i)  a  “non-employee  director”  as  defined  in  Rule  16b-3;  (ii)  to the extent  required  by  Section  162(m)  of  the  Code,  an  “outside  director”  as  defined   under Section  162(m)  of  the  Code;  and  (iii)  an  “independent  director”  for  purposes  of  the  applicable stock  exchange  rules;  and  (b)  with  respect  to  the  application  of  this  Plan  to  Non-Employee Directors,  the  Board.   To  the  extent  that  no  Committee  exists  that  has  the  authority  to  administer this Plan,  the  functions  of  the  Committee  shall  be  exercised  by  the  Board.  If  for  any  reason  the appointed  Committee  does  not  meet  the  requirements  of  Rule  16b-3  or  Section  162(m)  of  the Code,  such  noncompliance  shall  not  affect  the  validity  of  Awards,  grants,  interpretations  or  other actions  of  the  Committee.

2.11              “Common  Stock”  means  the  common  stock,  no  par  value,  of  the  Company.

2.12              “Company”  means  BRAZIL  MINERALS,  INC.  a  Nevada  corporation,  and  its successors  by  operation  of  law.

2.13              “Consultant”  means  any  individual  or  entity  who  provides  bona  fide  consulting or advisory  services  to  the  Company  or  its  Affiliates  pursuant  to  a  written  agreement,  which  are not  in  connection  with  the  offer  and  sale  of  securities  in  a  capital-raising  transaction,  including, but  not  limited  to,  law  firms  and  individual  attorneys.

2.14              “Disability”  means  with  respect  to  a  Participant’s  Termination,  a  permanent  and total  disability  as  defined  in  Section  22(e)(3)  of  the  Code.  A  Disability  shall  only  be  deemed  to occur  at  the  time  of  the  determination  by  the  Committee  of  the  Disability.  Notwithstanding  the foregoing,  for  Awards  that  are  subject  to  Section  409A  of  the  Code,  Disability  shall  mean  that  a Participant  is  disabled  under  Section  409A(a)(2)(C)(i)  or  (ii)  of  the  Code.

2.15              “Effective  Date”  means  the  effective  date  of  this  Plan  as  defined  in Article  XVII.

2.16              “Eligible  Employees”  means  each  employee  of  the  Company  or  an Affiliate.

2.17              “Exchange  Act”  means  the  Securities  Exchange  Act  of  1934,  as  amended.  Any references  to  any  section  of  the  Exchange  Act  shall  also  be  a  reference  to  any   successor provision.

2.18              “Fair  Market  Value”  means,  unless  otherwise  required  by  any  applicable provision  of  the  Code  or  any  regulations  issued  thereunder,  as  of  any date  and  except  as  provided below,  the  last  sales  price  reported  for  the  Common  Stock  on  the  applicable  date:  (a)  as  reported on the  principal  national  securities  exchange  in  the  United  States  on  which  it  is  then  traded,  or (b)  if  the  Common  Stock  is  not  traded,  listed  or  otherwise  reported  or  quoted,  the  Committee shall  determine  in  good  faith  the  Fair  Market  Value  in  whatever  manner  it  considers  appropriate taking  into  account  the  requirements  of  Section  409A  of  the  Code.  For  purposes  of  the  grant  of any  Award,  the  applicable  date  shall  be  the  trading  day  immediately  prior  to  the  date  on  which the Award  is  granted.  For  purposes  of  the  exercise  of  any  Award,  the  applicable  date  shall  be  the date  a  notice  of  exercise  is  received  by  the  Committee  or,  if  not  a  day  on  which  the  applicable market  is  open,  the  next  day that  it  is  open.

2.19              “Family  Member”  means  “family  member”  as  defined  in  Section  A.1.(5)  of  the general  instructions  of  Form  S-8.

2.20          “GAAP”  has  the  meaning  set  forth  in  Section  11.2(c)(ii).

2.21              “Incentive  Stock  Option”  means  any  Stock  Option  awarded  to  an  Eligible Employee  of  the  Company,  its  Subsidiaries  and  its  Parent  (if  any)  under  this  Plan  intended  to  be and  designated  as  an  “Incentive  Stock  Option”  within  the  meaning  of  Section  422  of  the  Code.

2.22              “Non-Employee  Director”  means  a  director  of  the  Company  who  is  not  an  active employee  of  the  Company  or  an  Affiliate.

2.23              “Non-Qualified  Stock  Option”  means  any  Stock  Option  awarded  under  this  Plan that  is  not  an  Incentive  Stock  Option.

2.24              “Other  Stock-Based  Award”  means  an  Award  under  Article  X  of  this  Plan  that is valued  in  whole  or  in  part  by  reference  to,  or  is  payable  in  or  otherwise  based  on,  Common Stock,  including,  without  limitation,  a  restricted  stock  unit  or  an  Award  valued  by  reference  to  an Affiliate.

2.25              “Parent”  means  any  parent  corporation  of  the  Company  within  the  meaning  of Section  424(e)  of  the  Code.

2.26              “Participant”    means    an    Eligible    Employee,   Non-Employee  Director  or Consultant  to  whom  an  Award  has  been  granted  pursuant  to  this  Plan.

2.27              “Performance  Goals”  means,  for  purposes  of  the  grant  or  vesting  of  Awards  of Restricted  Stock,  Other  Stock-Based  Awards,  Performance  Shares  and/or  Performance-Based Cash  Awards,  each  intended  to  be  “performance-based”  under  Section  162(m)  of  the  Code,  shall be based  on  the  attainment  of  certain  target  levels  of,  or  a  specified  increase  or  decrease  (as applicable)  of  the  performance  goals  established  by  the  Committee.

2.28              “Performance-Based  Cash  Award”  means  a  cash  Award  under  Article  XI  of this Plan  that  is  payable  or  otherwise  based  on  the  attainment  of  certain  pre-established performance  goals  during  a  Performance  Period.

2.29              “Performance  Period”  means  the  duration  of  the  period  during  which  receipt  of an  Award  is  subject  to  the  satisfaction  of  performance  criteria,  such  period  as  determined  by  the Committee  in  its  sole  discretion.

2.30          “Performance  Share”  means  an  Award  made  pursuant  to  Article  IX  of  this  Plan of the  right  to  receive  Common  Stock  or  cash  of  an  equivalent  value  at  the  end  of  a  specified Performance  Period.

2.31          “Person”  means  any  individual,  corporation,  partnership,  limited  liability company,  firm,  joint  venture,  association,  joint-stock  company,  trust,  incorporated  organization, governmental  or  regulatory  or  other  entity.

2.32          “Plan”  means  this  BRAZIL  MINERALS,  INC.  2013  Stock  Incentive  Plan,  as amended  from  time  to  time.

2.33          “Reference  Stock  Option”  has  the  meaning  set  forth  in  Section  7.1.

2.34              “Release”  means  Securities  and  Exchange  Commission  Release  No.  33-7646.

2.35              “Restricted  Stock”  means  an  Award  of  shares  of  Common  Stock  under  this  Plan that  is  subject  to  restrictions  under  Article  VIII.

2.36              “Restriction  Period”  has  the  meaning  set  forth  in  Subsection  8.3(a).

2.37              “Rule  16b-3”  means  Rule  16b-3  under  Section  16(b)  of  the  Exchange  Act  as  then in effect  or  any  successor  provision.

2.38              “Section  162(m)  of  the  Code”  means  the  exception  for  performance-based compensation  under  Section  162(m)  of  the  Code  and  any  applicable  Treasury  regulations thereunder.

2.39              “Section  409A  of  the  Code”  means  the  nonqualified  deferred  compensation  rules under  Section  409A  of  the  Code  and  any  applicable  Treasury  regulations  thereunder.

2.40              “Securities  Act”  means  the  Securities  Act  of  1933,  as  amended  and  all  rules  and regulations  promulgated  thereunder.  Any  reference  to  any  section  of  the  Securities  Act  shall  also be a  reference  to  any  successor  provision.

2.41              “Stock  Appreciation  Right”  means  the  right  pursuant  to  an  Award  granted  under Article  VII.  A  Tandem  Stock  Appreciation  Right  shall  mean  the  right  to  surrender  to  the Company  all  (or  a  portion)  of  a  Stock  Option  in  exchange  for  cash  or  a  number  of  shares  of Common  Stock  (as  determined  by  the  Committee,  in  its  sole  discretion,  on  the  date  of  grant) equal  to  the  difference  between  (a)  the  Fair  Market  Value  on  the  date  such  Stock  Option  (or  such portion  thereof)  is  surrendered,  of  the  Common  Stock  covered  by  such  Stock  Option  (or  such portion  thereof),  and  (b)  the  aggregate  exercise  price  of  such  Stock  Option  (or  such  portion thereof).  A  Non-Tandem  Stock  Appreciation  Right  shall  mean  the  right  to  receive  cash  or  a number  of  shares  of  Common  Stock  (as  determined  by  the  Committee,  in  its  sole  discretion,  on the date  of  grant)  equal  to  the  difference  between  (i)  the  Fair  Market  Value  of   a   share   of Common  Stock  on  the  date  such  right  is  exercised,  and  (ii)  the  aggregate  exercise  price  of  such right,  otherwise  than  on  surrender  of  a  Stock  Option.

2.42              “Stock  Option”  or  “Option”  means  any  option  to  purchase  shares  of  Common Stock  granted  to  Eligible  Employees,  Non-Employee  Directors  or  Consultants  granted  pursuant to Article  VI.

2.43          “Subsidiary”  means  any  subsidiary  corporation  of  the  Company  within  the meaning  of  Section  424(f)  of  the  Code.

2.44          “Ten  Percent  Stockholder”  means  a  person  owning  stock  possessing  more  than 10%  of  the  total  combined  voting  power  of  all  classes  of  stock  of  the  Company,  its  Subsidiaries or its  Parent.

2.45          “Termination”     means    a    Termination    of    Consultancy,    Termination    of Directorship  or  Termination  of  Employment,  as  applicable.

2.46              “Termination  of  Consultancy”  means:  (a)  that  the  Consultant  is  no  longer  acting as  a  consultant  to  the  Company  or  an  Affiliate;  or  (b)  when  an  entity  which  is  retaining  a Participant  as  a  Consultant  ceases  to  be  an  Affiliate  unless  the  Participant  otherwise  is,  or thereupon  becomes,  a  Consultant  to  the  Company  or  another  Affiliate  at  the  time  the  entity ceases  to  be  an  Affiliate.  In  the  event  that  a  Consultant  becomes  an  Eligible  Employee  or  a Non-Employee  Director  upon  the  termination  of  his  or  her  consultancy,  unless  otherwise determined  by  the  Committee,  in  its  sole  discretion,  no  Termination  of  Consultancy  shall  be deemed  to  occur  until such  time  as  such  Consultant is no longer  a  Consultant,  an  Eligible Employee  or  a  Non-Employee  Director.  Notwithstanding  the  foregoing,  the  Committee  may,  in its  sole  discretion,  otherwise  define  Termination  of  Consultancy  in  the  Award  agreement  or,  if  no rights  of  a  Participant  are  reduced,  may  otherwise  define  Termination  of  Consultancy  thereafter.

2.47              “Termination  of  Directorship”  means  that  the  Non-Employee  Director  has ceased  to  be  a  director  of  the  Company;  except  that  if  a  Non-Employee  Director  becomes  an Eligible  Employee  or  a  Consultant  upon  the  termination  of  his  or  her  directorship,  his  or  her ceasing  to  be  a  director  of  the  Company  shall  not  be  treated  as  a  Termination  of  Directorship unless  and  until  the  Participant  has  a  Termination  of  Employment  or  Termination  of Consultancy,  as  the  case  may  be.

2.48              “Termination  of  Employment”  means:  (a)  a  termination  of  employment (for reasons  other  than  a  military  or  personal  leave  of  absence  granted  by  the  Company)  of  a Participant  from  the  Company  and  its  Affiliates;  or  (b)  when  an  entity  which  is  employing  a Participant  ceases  to  be  an  Affiliate,  unless  the  Participant  otherwise  is,  or  thereupon  becomes, employed  by  the  Company  or  another  Affiliate  at  the  time  the  entity  ceases  to  be  an  Affiliate.  In the event  that  an  Eligible  Employee  becomes  a  Consultant  or  a  Non-Employee  Director  upon  the termination  of  his  or  her  employment,  unless  otherwise  determined  by  the  Committee,  in  its  sole discretion,  no  Termination  of  Employment  shall  be  deemed  to  occur  until  such  time  as  such Eligible  Employee  is  no  longer  an  Eligible  Employee,  a  Consultant  or  a  Non-Employee  Director. Notwithstanding  the  foregoing,  the  Committee  may,  in  its  sole  discretion,  otherwise  define Termination  of  Employment  in  the  Award  agreement  or,  if  no  rights  of  a  Participant  are  reduced, may  otherwise  define  Termination  of  Employment  thereafter.

2.49              “Transfer”  means:  (a)  when  used  as  a  noun,  any  direct  or  indirect  transfer,  sale, assignment,  pledge,  hypothecation,  encumbrance  or  other  disposition  (including  the  issuance  of equity  in  a  Person),  whether  for  value  or  no  value  and  whether  voluntary  or  involuntary (including  by  operation  of  law),  and  (b)  when  used  as  a  verb,  to  directly  or  indirectly  transfer, sell,  assign,  pledge,  encumber,  charge,  hypothecate  or  otherwise  dispose  of  (including  the issuance  of  equity  in  a  Person)  whether  for  value  or  for  no  value  and  whether  voluntarily  or involuntarily  (including  by  operation  of  law).  “Transferred”  and  “Transferrable”  shall  have  a correlative  meaning.

ARTICLE  III

ADMINISTRATION

3.1              The   Committee.      The  Plan  shall  be  administered  and  interpreted  by  the Committee.

3.2              Grants  of  Awards.   The  Committee  shall  have  full  authority  to  grant,  pursuant  to the  terms   of   this   Plan,   to   Eligible   Employees,   Consultants   and   Non-Employee   Directors:

(i)  Stock  Options,  (ii)  Stock  Appreciation  Rights,  (iii)  Restricted  Stock,  (iv)  Performance  Shares; (v)  Other  Stock-Based  Awards,  and  (vi)  Performance-Based  Cash  Awards.    In  particular,  the Committee  shall  have  the  authority:

(a)               to  select  the  Eligible  Employees,  Consultants  and   Non-Employee Directors  to  whom  Awards  may  from  time  to  time  be  granted  hereunder;

(b)               to  determine  whether  and  to  what  extent  Awards,  or any  combination thereof,  are  to  be  granted  hereunder  to  one  or  more  Eligible  Employees, Consultants  or  Non-Employee  Directors;

(c)               to  determine  the  number  of  shares  of  Common  Stock  to  be  covered  by each  Award  granted  hereunder;

(d)               to  determine  the  terms  and  conditions,  not  inconsistent  with  the  terms  of this Plan,  of  any  Award  granted  hereunder  (including,  but  not  limited  to, the exercise  or  purchase  price  (if  any),  any  restriction  or  limitation,  any vesting  schedule  or  acceleration  thereof,  or  any  forfeiture  restrictions  or waiver  thereof,  regarding  any  Award  and  the  shares  of  Common  Stock relating  thereto,  based  on  such  factors,  if  any,  as  the  Committee  shall determine,  in  its  sole  discretion);

(e)               to  determine  whether,  to  what  extent  and  under  what  circumstances  grants of Options  and  other  Awards  under  this  Plan  are  to  operate  on  a  tandem basis  and/or  in  conjunction  with  or  apart  from  other  awards  made  by  the Company  outside  of  this  Plan;

(f)                to  determine  whether  and  under  what  circumstances  a  Stock  Option  may be settled  in   cash,  Common   Stock   and/or   Restricted   Stock   under Section  6.3(d);

(g)               to  determine  whether,  to  what  extent  and  under  what  circumstances Common  Stock  and  other  amounts  payable  with  respect  to   an   Award under  this  Plan  shall  be  deferred  either  automatically  or  at  the  election  of the Participant  in  any  case,  subject  to,  and  in  accordance  with,  Section 409A  of  the  Code;

(h)               to  determine  whether  a  Stock  Option  is an  Incentive  Stock  Option  or Non-Qualified  Stock  Option;  and

(i)                 to  determine  whether  to  require  a  Participant,  as  a  condition  of  the granting  of  any  Award,  to  not  sell  or  otherwise  dispose  of  shares  acquired pursuant  to  the  exercise  of  an  Award  for  a  period  of  time  as  determined  by the Committee,  in  its  sole  discretion,  following  the  date  of  the  acquisition of such  Award.

3.3              Guidelines.     Subject  to  Article  XIV  hereof,  the  Committee  shall,  in  its  sole discretion,  have  the  authority  to  adopt,  alter  and  repeal  such  administrative  rules,  guidelines  and practices  governing  this  Plan  and  perform  all  acts,  including  the  delegation  of  its  responsibilities (to  the  extent  permitted  by  applicable  law  and  applicable  stock  exchange  rules),  as  it  shall,  from time  to  time,  deem  advisable;  to  construe  and  interpret  the  terms  and  provisions  of  this  Plan  and any  Award  issued  under  this  Plan  (and  any  agreements  relating  thereto);  and  to  otherwise supervise  the  administration  of  this  Plan.  The  Committee  may,  in  its  sole  discretion,  correct  any defect,  supply  any  omission  or  reconcile  any  inconsistency  in  this  Plan  or  in  any  agreement relating  thereto  in  the  manner  and  to  the  extent  it  shall  deem  necessary  to  effectuate  the  purpose and  intent  of  this  Plan.  The  Committee  may,  in  its  sole  discretion,  adopt  special  guidelines  and provisions  for  persons  who  are  residing  in  or  employed  in,  or  subject  to,  the  taxes  of,  any domestic  or  foreign  jurisdictions  to  comply  with  applicable tax  and  securities  laws  of such domestic  or  foreign  jurisdictions.  This  Plan  is  intended  to  comply  with  the  applicable requirements  of  Rule  16b-3  and  with  respect  to  Awards  intended  to  be  “performance-based,”  the applicable  provisions  of  Section  162(m)  of  the  Code,  and  this  Plan  shall  be  limited,  construed and  interpreted  in  a  manner  so  as  to  comply  therewith.

3.4              Decisions  Final.  Any  decision,  interpretation  or  other  action  made  or  taken  in good  faith  by  or  at  the  direction  of  the  Company,  the  Board  or  the  Committee  (or  any  of  its members)  arising  out  of  or  in  connection  with  this  Plan  shall  be  within  the  absolute  discretion  of all  and  each  of  them,  as  the  case  may  be,  and  shall  be  final,  binding  and  conclusive  on  the Company  and  all  employees  and  Participants  and  their  respective  heirs,  executors, administrators,  successors  and  assigns.

3.5              Procedures.  If  the  Committee  is  appointed,  the  Board  shall  designate  one  of  the members  of  the  Committee  as  chairman  and  the  Committee  shall  hold  meetings,  subject  to  the By-Laws  of  the  Company,  at  such  times  and  places  as  it  shall  deem  advisable,  including,  without limitation,  by  telephone  conference  or  by  written  consent  to  the  extent  permitted  by  applicable law.  A  majority  of  the  Committee  members  shall  constitute  a  quorum.  All  determinations  of  the Committee  shall  be  made  by  a  majority  of  its  members.  Any  decision  or  determination  reduced to writing  and  signed  by  all  the  Committee  members  in  accordance  with  the  By-Laws  of  the Company  shall  be  fully  effective  as  if  it  had  been  made  by  a  vote  at  a  meeting  duly  called  and held.  The  Committee  shall  keep  minutes  of  its  meetings  and  shall  make  such  rules  and regulations  for  the  conduct  of  its  business  as  it  shall  deem  advisable.

3.6              Designation  of  Consultants/Liability.

(a)               The  Committee  may,  in  its  sole  discretion,  designate  employees  of  the Company  and  professional  advisors  to  assist  the  Committee  in  the administration  of  this  Plan  and  (to  the  extent  permitted  by  applicable  law and  applicable  exchange  rules)  may  grant  authority  to  officers  to  grant Awards  and/or  execute  agreements  or  other  documents  on  behalf  of  the Committee.

(b)               The  Committee  may,  in  its  sole  discretion,  employ  such  legal  counsel, consultants  and  agents  as  it  may  deem  desirable  for  the  administration  of this Plan  and  may  rely  upon  any  opinion  received  from  any  such  counsel or consultant  and  any  computation  received  from  any  such  consultant  or agent.  Expenses  incurred  by  the  Committee  or  the  Board  in  the engagement  of  any  such  counsel,  consultant  or  agent  shall  be  paid  by  the Company.  The  Committee,  its  members  and  any  person  designated pursuant  to  sub-section  (a)  above  shall  not  be  liable  for  any  action  or determination  made  in  good  faith  with  respect  to  this  Plan.  To  the maximum  extent  permitted  by  applicable  law,  no  officer  of  the  Company or member  or  former  member  of  the  Committee  or  of  the  Board  shall  be liable  for  any  action  or  determination  made  in  good  faith  with  respect  to this Plan  or  any Award  granted  under  it.

3.7              Indemnification.  To  the  maximum  extent  permitted  by  applicable  law  and  the Certificate  of  Incorporation  and  By-Laws  of  the  Company  and  to  the  extent  not  covered  by insurance  directly  insuring  such  person,  each  officer  or  employee  of  the  Company  or   any Affiliate  and  member  or  former  member  of  the  Committee  or  the  Board  shall  be  indemnified  and held  harmless  by  the  Company  against  any  cost  or  expense  (including  reasonable  fees  of  counsel reasonably  acceptable  to  the  Committee)  or  liability  (including  any  sum  paid  in  settlement  of  a claim  with  the  approval  of  the  Committee),  and  advanced  amounts  necessary  to  pay  the foregoing at  the  earliest  time  and  to  the  fullest  extent  permitted,  arising  out  of   any   act   or omission  to  act  in  connection  with  the  administration  of  this  Plan,  except  to  the  extent  arising  out of such  officer’s,  employee’s,  member’s  or  former  member’s  fraud.  Such  indemnification  shall be in  addition  to  any  rights  of  indemnification  the  officers,  employees,  directors  or  members  or former  officers,  directors  or  members  may  have  under  applicable  law  or  under  the  Certificate  of Incorporation  or  By-Laws of the  Company  or  any  Affiliate.  Notwithstanding  anything  else herein,  this  indemnification  will  not  apply  to  the  actions  or  determinations  made  by  an  individual with  regard  to  Awards  granted  to  him  or  her  under  this  Plan.

ARTICLE  IV

SHARE  LIMITATION

4.1              Shares.

(a)               General  Limitations.  The  aggregate  number  of  shares  of  Common  Stock that  may  be  issued  or  used  for  reference  purposes  or  with  respect  to  which Awards  may  be  granted  under  this  Plan  shall  not  exceed  15,000,000  shares (subject  to  any  increase  or  decrease  pursuant  to  Section  4.2),  which  may be either  authorized  and  unissued  Common  Stock  or  Common  Stock  held in or  acquired  for  the  treasury  of  the  Company  or  both;  provided,  however, that  such  number  shall  be  increased  at  the  end  of  each  fiscal  year  of  the Company  in  the  same  proportion  as  the  issued  and  outstanding  stock  of  the Common  Stock  is  increased  during  such  fiscal  year;  subject  to  a maximum  increase  in  the  number  of  shares  of  Common  Stock  under  the Plan  of  10%  in  any  one  year.  If  any  Award  granted  under   this   Plan expires,  terminates,  is  canceled  or  is  forfeited  for  any  reason,  the  number of shares  of  Common  Stock  underlying  any  such  Award  shall  again  be available  for  the  purpose  of  Awards  under  the  Plan,  as  provided  in  this Section  4.1(a).  If  a  Tandem  Stock  Appreciation  Right  or  a  Limited  Stock Appreciation  Right  is  granted  in  tandem  with  an  Option,  such  grant  shall only  apply  once  against  the  maximum  number  of  shares  of  Common  Stock which  may  be  issued  under  this  Plan.  Notwithstanding  anything  herein  to the contrary,  other  than  with  respect  to  Incentive  Stock  Options,  any  share of Common  Stock  subject  to  an  Award  that  again  becomes  available  for grant  pursuant  to  this  Section  4.1(a)  shall  be  added  back  to  the  aggregate maximum  limit.

(b)               Individual  Participant  Limitations.

(i)                 The  maximum  number  of  shares  of  Common  Stock  subject to any  Award  of  Stock  Options,  Stock  Appreciation  Rights  or  shares  of Restricted  Stock  for  which  the  grant  of  such  Award  or  the  lapse  of  the relevant  Restriction  Period  is  subject  to  the  attainment  of  Performance Goals  in  accordance  with  Section  8.3(a)(ii)  herein  which  may  be  granted under  this  Plan  during  any  fiscal  year  of  the  Company  to  each  Eligible Employee  or  Consultant  shall  be  such  number  of  shares  per  type  of  Award (which  shall  be  subject  to  any  further  increase  or  decrease  pursuant  to Section  4.2)  as  determined  by  the  Committee,  provided  that  the  maximum number  of  shares  of  Common  Stock  for  all  types  of  Awards  does  not exceed  such  number  of  shares  as  determined  by  the  Committee  (which shall  be  subject  to  any  further  increase  or  decrease  pursuant  to  Section  4.2) with  respect  to  any  fiscal  year  of  the  Company.  If  a  Tandem  Stock Appreciation  Right  is  granted  or  a  Limited  Stock  Appreciation  Right  is granted  in  tandem  with  a  Stock  Option,  it  shall  apply  against  the  Eligible Employee's  or  Consultant's  individual  share  limitations  for  both  Stock Appreciation  Rights  and  Stock  Options.

(ii)               The  maximum  number  of  shares  of  Common  Stock  subject to any  Award  of  Stock  Options  (other  than   Incentive   Stock   Options), Stock  Appreciation  Rights,  Performance  Shares  or  Other  Stock-Based Awards  which  may  be  granted  under  this  Plan  during any  fiscal  year  of  the Company  to  each  Non-Employee  Director  shall  be  such  number  of  shares per  type  of  Award  (which  shall  be  subject  to  any  further  increase  or decrease  pursuant  to  Section  4.2)  as  determined  by  the  Committee, provided  that  the  maximum  number  of  shares  of  Common  Stock  for  all types  of  Awards  does  not  exceed  such  number  of  shares  as  determined  by the Committee  (which  shall  be  subject  to  any  further  increase  or  decrease pursuant  to  Section  4.2)  with  respect  to  any  fiscal  year  of  the  Company.   If a Tandem  Stock  Appreciation  Right  is  granted  or  a  Limited  Stock Appreciation  Right is granted  in  tandem  with  a  Stock  Option,  it shall apply  against  the  Non-Employee  Director's  individual  share  limitations  for both  Stock  Appreciation  Rights  and  Stock  Options.

(iii)             There  are  no  annual  individual  Eligible  Employee  or Consultant  share  limitations  on  Restricted  Stock  for  which  the  grant  of such  Award  or  the  lapse  of  the  relevant  Restriction  Period  is  not  subject  to attainment  of  Performance  Goals  in  accordance  with  Section  8.3(a)(ii) hereof.

(iv)                 The  maximum  number  of  shares  of  Common  Stock  subject to any  Award  of  Performance  Shares  which  may  be  granted  under  this Plan  during  any  fiscal  year  of  the  Company  to  each  Eligible  Employee  or Consultant  shall  be  such  number  of  shares  (which  shall  be  subject  to  any further  increase  or  decrease  pursuant  to  Section  4.2)  as  determined  by  the Committee  with  respect  to  any  fiscal  year  of  the  Company.  Each Performance  Share  shall  be  referenced  to  one  share  of  Common  Stock  and shall  be  charged  against  the  available  shares  under  this  Plan  at  the  time  the unit  value  measurement  is  converted  to  a  referenced  number  of  shares  of Common  Stock  in  accordance  with  Section  9.1.

(v)               The  maximum  payment  under  any  Performance-Based Cash  Award  payable  with  respect  to  any  fiscal  year  of  the  Company  and for  which  the  grant  of  such  Award  is  subject  to  the  attainment  of Performance  Goals  in  accordance  with  Section  11.2(c)  herein  which  may be granted  under  this  Plan  with  respect  to  any  fiscal  year  of  the  Company to each  Eligible  Employee  or  Consultant  shall  be  as  determined  by  the Committee.

(vi)             The  individual  Participant  limitations  set  forth  in  this Section  4.1(b)  shall  be  cumulative;  that  is,  to  the  extent  that  shares  of Common  Stock  for  which  Awards  are  permitted  to  be  granted  to  an Eligible  Employee  or  a  Consultant  during  a  fiscal  year  are  not  covered  by an  Award  to  such  Eligible  Employee  or  Consultant  in  a  fiscal  year,  the number  of  shares  of  Common  Stock  available  for  Awards  to  such  Eligible Employee  or  Consultant  shall  automatically  increase  in  the  subsequent fiscal  years  during  the  term  of  the  Plan  until  used.

4.2              Changes.

(a)               The  existence  of  this  Plan  and  the  Awards  granted  hereunder  shall  not affect  in  any  way  the  right  or  power  of  the  Board  or  the  stockholders  of the Company  to  make  or  authorize  (i)  any  adjustment,  recapitalization, reorganization  or  other  change  in  the  Company’s  capital  structure  or  its business,  (ii)  any  merger  or  consolidation  of  the  Company  or  any  Affiliate, (iii)  any  issuance  of  bonds,  debentures,  preferred  or  prior  preference  stock ahead  of  or  affecting  the  Common  Stock,  (iv)  the  dissolution  or  liquidation of the  Company  or  any  Affiliate,  (v)  any  sale  or  transfer  of  all  or  part  of the assets  or  business  of  the  Company  or  any  Affiliate  or  (vi)  any  other corporate  act  or  proceeding.

(b)               Subject  to  the  provisions  of  Section  4.2(d),  if  there  shall  occur  any  such change  in  the  capital  structure  of  the  Company  by  reason  of  any  stock split,  reverse  stock  split,  stock  dividend,  subdivision,  combination  or reclassification  of  shares  that  may  be  issued  under  the  Plan,  any recapitalization,  any  merger,  any  consolidation,  any  spin  off,  any reorganization  or  any  partial  or  complete  liquidation,  or  any  other corporate  transaction  or  event  having  an  effect  similar  to  any  of  the foregoing  (a  “Section  4.2  Event”),  then  (i)  the  aggregate  number  and/or kind  of  shares  that  thereafter  may  be  issued  under  the  Plan,  (ii)  the  number and/or  kind  of  shares  or  other  property  (including  cash)  to  be  issued  upon exercise  of  an  outstanding  Award  or  under  other  Awards  granted  under  the Plan,  (iii)  the  purchase  price  thereof,  and/or  (iv)  the  individual  Participant limitations  set  forth  in  Section  4.1(b)  (other  than  those  based  on  cash limitations)  shall  be  appropriately  adjusted.  In  addition,  subject  to  Section 4.2(d),  if  there  shall  occur  any  change  in  the  capital  structure  or  the business  of  the  Company  that  is  not  a  Section  4.2  Event  (an  “Other  Extraordinary  Event”),  including  by  reason  of  any  extraordinary  dividend (whether  cash  or  stock),  any  conversion,  any  adjustment,  any  issuance  of any  class  of  securities  convertible  or  exercisable  into,  or  exercisable  for, any  class  of  stock,  or  any  sale  or  transfer  of  all  or  substantially  all  the Company’s  assets  or  business,  then  the  Committee,  in  its  sole  discretion, may  adjust  any  Award  and  make  such  other  adjustments  to  the  Plan.  Any adjustment  pursuant  to  this  Section  4.2  shall  be  consistent  with  the applicable  Section  4.2  Event  or  the  applicable  Other  Extraordinary  Event, as  the  case  may  be,  and  in  such  manner  as  the  Committee  may,  in  its  sole discretion,  deem  appropriate  and  equitable  to  prevent  substantial  dilution or enlargement  of  the  rights  granted  to,  or  available  for,  Participants  under the Plan.  Any  such  adjustment  determined  by  the  Committee  shall  be final,  binding  and  conclusive  on  the  Company  and  all  Participants  and their  respective  heirs,  executors,  administrators,  successors  and  permitted assigns.  Except  as  expressly  provided  in  this  Section  4.2  or  in  the applicable  Award  agreement,  a  Participant  shall  have  no  rights  by  reason of any  Section  4.2  Event  or  any  Other  Extraordinary  Event.

(c)               Fractional  shares  of  Common  Stock  resulting  from  any  adjustment  in Awards  pursuant  to  Section  4.2(a)  or  (b)  shall  be  aggregated  until,  and eliminated  at,  the  time  of  exercise  by  rounding-down  for  fractions  less than  one-half  and  rounding-up  for  fractions  equal  to  or  greater  than  one- half.  No  cash  settlements  shall  be  made  with  respect  to  fractional  shares eliminated  by  rounding.  Notice  of  any  adjustment  shall  be  given  by  the Committee  to  each  Participant  whose  Award  has  been  adjusted  and  such adjustment  (whether  or  not  such  notice  is  given)  shall  be  effective  and binding  for  all  purposes  of  this  Plan.

(d)               In  the  event  of  an  Acquisition  Event,  the  Committee  may,  in  its  sole discretion,  terminate  all  outstanding  and  unexercised  Stock  Options  or Stock  Appreciation  Rights  or  any  Other  Stock  Based  Award  that  provides for  a  Participant  elected  exercise  effective  as  of  the  date  of  the  Acquisition Event,  by  delivering  notice  of  termination  to  each  Participant  at  least  20 days  prior  to  the  date  of  consummation  of  the  Acquisition  Event,  in  which case  during  the  period  from  the  date  on  which  such  notice  of  termination is delivered  to  the  consummation  of  the  Acquisition  Event,  each  such Participant  shall  have  the  right  to  exercise  in  full  all  of  his  or  her  Stock Options  or  Stock  Appreciation  Rights  that  are  then  outstanding  (without regard  to  any  limitations  on  exercisability  otherwise  contained  in  the Award  agreements),  but  any  such  exercise  shall  be  contingent  on  the occurrence  of  the  Acquisition  Event,  and,  provided  that,  if  the  Acquisition Event  does  not  take  place  within  a  specified  period   after   giving  such notice  for  any  reason  whatsoever,  the  notice  and  exercise  pursuant  thereto shall  be  null  and  void.

If  an  Acquisition  Event  occurs  but  the  Committee  does  not  terminate  the outstanding  Awards  pursuant  to  this  Section  4.2(d),  then  the  provisions  of  Section 4.2(b)  and  Article  XIII  shall  apply.

4.3              Minimum  Purchase  Price.  Notwithstanding  any  provision  of  this  Plan  to  the contrary,  if  authorized  but  previously  unissued  shares  of  Common  Stock  are  issued  under  this Plan,  such  shares  shall  not  be  issued  for  a  consideration  that  is  less  than  as  permitted  under applicable  law.

ARTICLE  V

ELIGIBILITY  –  GENERAL  REQUIREMENTS  FOR  AWARDS

5.1              General   Eligibility.      All  Eligible  Employees,  Consultants,  Non-Employee Directors  and  prospective  employees  and  consultants  are  eligible  to  be  granted  Awards,  subject to the  terms  and  conditions  of  this  Plan.  Eligibility  for  the  grant  of  Awards  and  actual participation  in  this  Plan  shall  be  determined  by  the  Committee  in  its  sole  discretion.

5.2              Incentive  Stock  Options.  Notwithstanding  anything  herein  to  the  contrary,  only Eligible  Employees  of  the  Company,  its  Subsidiaries  and  its  Parent  (if  any)  are  eligible  to  be granted  Incentive  Stock  Options  under  this  Plan.  Eligibility  for  the  grant  of  an  Incentive  Stock Option  and  actual  participation  in  this  Plan  shall  be  determined  by  the  Committee  in  its  sole discretion.

5.3              General   Requirement.     The  vesting  and  exercise  of  Awards  granted  to  a prospective  employee,  consultant  or  non-employee  director  are  conditioned  upon  such  individual actually  becoming  an  Eligible  Employee  or  Consultant,  or  Non-Employee  Director.

5.4              Minimum  Vesting  Requirement.  Except  as  determined  by  the  Committee  as evidenced  in  writing  by  an  Award,  no  Award  granted  hereunder  shall  vest  and  become exercisable  prior  to  the  first  year  anniversary  of  the  date  that  the  Award  was  granted;  provided, however,  that  the  foregoing  minimum  vesting  requirement  shall  not  apply  in  the  case  of  the  death or Disability  of  a  Participant  or  upon  the  occurrence  of  a  Change  in  Control.

ARTICLE  VI

STOCK  OPTIONS

6.1              Options.  Stock  Options  may  be  granted  alone  or  in  addition  to  other  Awards granted  under  this  Plan.   Each  Stock  Option  granted  under  this  Plan  shall  be  of  one  of  two  types: (a)  an  Incentive  Stock  Option  or  (b)  a  Non-Qualified  Stock  Option.

6.2              Grants.  The  Committee  shall,  in  its  sole  discretion,  have  the  authority  to  grant  to any  Eligible  Employee  (subject  to  Section  5.2)  Incentive  Stock  Options,  Non-Qualified  Stock Options,  or  both  types  of  Stock  Options.  The  Committee  shall,  in  its  sole  discretion,  have  the authority  to  grant  any  Consultant  or  Non-Employee  Director  Non-Qualified  Stock  Options.  To the extent  that  any  Stock  Option  does  not  qualify  as  an  Incentive  Stock  Option  (whether  because of its  provisions  or  the  time  or  manner  of  its  exercise  or  otherwise),  such  Stock  Option  or  the portion  thereof  which  does  not  qualify  shall  constitute  a  separate  Non-Qualified  Stock  Option.

6.3              Terms   of   Options.    Options  granted  under  this  Plan  shall  be  subject  to  the following  terms  and  conditions  and  shall  be  in  such  form  and  contain  such  additional  terms  and conditions,  not  inconsistent  with  the  terms  of  this  Plan,  as  the  Committee,  in  its  sole  discretion, shall  deem  desirable:

(a)               Exercise  Price.   The  exercise  price  per  share  of  Common  Stock  subject  to a Stock  Option  shall  be  determined  by  the  Committee  at  the  time  of  grant, provided  that  the  per  share  exercise  price  of  a  Stock  Option  shall  not  be less  than  100%  (or,  in  the  case  of  an  Incentive  Stock  Option  granted  to  a Ten  Percent  Stockholder,  110%)  of  the  Fair  Market  Value  of  the  Common Stock  at  the  time  of  grant.

(b)               Stock  Option  Term.  The  term  of  each  Stock  Option  shall  be  fixed  by  the Committee,  provided  that  no  Stock  Option  shall  be  exercisable  more  than 10 years  after  the  date  the  Option  is  granted;  and  provided  further  that  the term  of  an  Incentive  Stock  Option  granted  to  a  Ten  Percent  Stockholder shall  not  exceed  five  years.

(c)               Exercisability.  Stock  Options  shall  be  exercisable  at  such  time  or  times and  subject  to  such  terms  and  conditions  or  as  shall  be  determined  by  the Committee  at  grant.  If  the  Committee  provides,  in  its  discretion,  that  any Stock  Option  is  exercisable  subject  to  certain  limitations  (including, without  limitation,  that  such  Stock  Option  is  exercisable  only  in installments  or  within  certain  time  periods),  the  Committee  may  waive such  limitations  on  the  exercisability  at  any  time  at  or  after  grant  in  whole or in  part  (including,  without  limitation,  waiver  of  the  installment  exercise provisions  or  acceleration  of  the  time  at  which  such  Stock  Option  may  be exercised),  based  on  such  factors,  if  any,  as  the  Committee  shall determine,  in  its  sole  discretion.  In  the  event  that  a  written  employment agreement  between  the  Company  and  a  Participant  provides  for  a  vesting schedule  that  is  more  favorable  than  the  vesting  schedule  provided  in  the form  of  Award  agreement,  the  vesting  schedule  in  such  employment agreement  shall  govern,  provided  that  such  agreement  is  in  effect  on  the date  of  grant  and  applicable  to  the  specific  Award.

(d)               Method  of  Exercise.  Subject  to  whatever  installment  exercise  and  waiting period  provisions  apply  under  subsection  (c)  above,  to  the  extent  vested, Stock  Options  may  be  exercised  in  whole  or  in  part  at  any  time  during  the Option  term,  by  giving  written  notice  of  exercise  to  the  Company specifying  the  number  of  shares  of  Common  Stock  to  be  purchased.  Such notice  shall  be  accompanied  by  payment  in  full  of  the  purchase  price  as follows:  (i)  in  cash  or  by  check,  bank  draft  or  money  order  payable  to  the order  of  the  Company;  (ii)  solely  to  the  extent  permitted  by  applicable law,  if  the  Committee  authorizes,  through  a  procedure  whereby  the Participant  delivers  irrevocable  instructions  to  a  broker  reasonably acceptable  to  the  Committee  to  deliver  promptly  to  the  Company  an amount  equal  to  the  purchase  price;  or  (iii)  on  such  other  terms  and conditions  as  may  be  acceptable  to  the  Committee  (including, without limitation,  the  relinquishment  of  Stock  Options  or  by  payment  in  full  or  in part  in  the  form  of  Common  Stock  owned  by  the  Participant  based  on  the Fair  Market  Value  of  the  Common  Stock  on  the  payment  date  as determined  by  the  Committee,  in  its  sole  discretion).  No  shares  of Common  Stock  shall  be  issued  until  payment  therefor,  as  provided  herein, has  been  made  or  provided  for.

(e)               Non-Transferability  of  Options.  No  Stock  Option  shall  be  Transferable  by the Participant  otherwise  than  by  will  or  by  the  laws  of  descent  and distribution,  and  all  Stock  Options  shall  be  exercisable,  during  the Participant’s  lifetime,  only  by  the  Participant.  Notwithstanding  the foregoing,  the  Committee  may  determine,  in  its  sole  discretion,  at  the  time of grant  or  thereafter  that  a  Non-Qualified  Stock  Option  that  is  otherwise not  Transferable  pursuant  to  this  Section  is  Transferable  to  a  Family Member  in  whole  or  in  part  and  in  such  circumstances,  and  under  such conditions,  as  determined  by  the  Committee,  in  its  sole  discretion.  A  Non- Qualified  Stock  Option  that  is  Transferred  to  a  Family  Member  pursuant to the  preceding  sentence  (i)  may  not  be  subsequently  Transferred otherwise  than  by  will  or  by  the  laws  of  descent  and  distribution  and  (ii) remains  subject  to  the  terms  of  this  Plan  and  the  applicable  Award agreement.  Any  shares  of  Common  Stock  acquired  upon  the  exercise  of  a Non-Qualified  Stock  Option  by  a  permissible  transferee  of  a  Non- Qualified  Stock  Option  or  a  permissible  transferee  pursuant  to  a  Transfer after  the  exercise  of  the  Non-Qualified  Stock  Option  shall  be  subject  to  the terms  of  this  Plan  and  the  applicable  Award  agreement.

(f)               Incentive  Stock  Option  Limitations.  To  the  extent  that  the  aggregate  Fair Market  Value  (determined  as  of  the  time  of  grant)  of  the  Common  Stock with  respect  to  which  Incentive  Stock  Options  are  exercisable  for  the  first time  by  an  Eligible  Employee  during  any  calendar  year  under  this  Plan and/or  any  other  stock  option  plan  of  the  Company,  any  Subsidiary  or  any Parent  exceeds  $100,000,  such  Options  shall  be  treated  as  Non-Qualified Stock  Options.  Should  any  provision  of  this  Plan  not  be  necessary  in order  for  the  Stock  Options  to  qualify  as  Incentive  Stock   Options,   or should  any  additional  provisions  be  required,  the  Committee  may,  in  its sole discretion,  amend  this  Plan  accordingly,  without  the  necessity  of obtaining  the  approval  of  the  stockholders  of  the  Company.

(g)               Form,  Modification,  Extension  and  Renewal  of  Stock  Options.  Subject  to the terms  and  conditions  and  within  the  limitations  of  this  Plan,  Stock Options  shall  be  evidenced  by  such form  of  agreement  or  grant  as  is approved  by  the  Committee,  and  the  Committee  may,  in  its  sole  discretion (i)   modify,  extend  or  renew  outstanding  Stock  Options  granted  under  this Plan  (provided  that  the  rights  of  a  Participant  are  not  reduced  without  his or her  consent  and  provided  further  that  such  action  does  not  subject  the Stock  Options  to  Section  409A  of  the  Code),  and  (ii)  accept  the  surrender of outstanding  Stock  Options  (up  to  the  extent  not  theretofore  exercised) and  authorize  the  granting  of  new  Stock  Options  in  substitution  therefor (to  the  extent  not  theretofore  exercised).  Notwithstanding  the  foregoing, an  outstanding  Option  may  not  be  modified  to  reduce  the  exercise  price thereof  nor  may  a  new  Option  at  a  lower  price  be  substituted  for  a surrendered  Option  (other  than  adjustments  or  substitutions  in  accordance with  Section  4.2),  unless  such  action  is  approved  by  the  stockholders  of the Company.

(h)               Early  Exercise.   The  Committee  may  provide  that  a  Stock  Option  include a provision  whereby  the  Participant  may  elect  at  any  time  before  the Participant’s  Termination  to  exercise  the  Stock  Option  as  to  any  part  or  all of the  shares  of  Common  Stock  subject  to  the  Stock  Option  prior  to  the full  vesting  of  the  Stock  Option  and  such  shares  shall  be  subject  to  the provisions  of  Article  VIII  and  treated  as  Restricted  Stock.  Any  unvested shares  of  Common  Stock  so  purchased  may  be  subject  to  a  repurchase option  in  favor  of  the  Company  or  to  any  other  restriction  the  Committee determines  to  be  appropriate.

(i)               Other   Terms   and   Conditions.    Stock  Options  may  contain  such  other provisions,  which  shall  not  be  inconsistent  with  any  of  the  terms  of  this Plan,  as  the  Committee  shall,  in  its  sole  discretion,  deem  appropriate.

ARTICLE  VII

STOCK  APPRECIATION  RIGHTS

7.1              Tandem  Stock  Appreciation  Rights.  Stock  Appreciation  Rights  may  be  granted in conjunction  with  all  or  part  of  any  Stock  Option  (a  “Reference  Stock  Option”)  granted  under this Plan  (“Tandem  Stock  Appreciation  Rights”).  In  the  case  of  a  Non-Qualified  Stock  Option, such  rights  may  be  granted  either  at  or  after  the  time  of  the  grant  of  such  Reference  Stock Option.   In  the  case  of  an  Incentive  Stock  Option,  such  rights  may  be  granted  only  at  the  time  of the grant  of  such  Reference  Stock  Option.

7.2              Terms  and  Conditions  of  Tandem  Stock  Appreciation  Rights.  Tandem  Stock Appreciation  Rights  granted  hereunder  shall  be  subject  to  such  terms  and  conditions,  not inconsistent  with  the  provisions  of  this  Plan,  as  shall  be  determined  from  time  to  time  by  the Committee  in  its  sole  discretion,  and  the  following:

(a)               Exercise  Price.   The  exercise  price  per  share  of  Common  Stock  subject  to a Tandem  Stock  Appreciation  Right  shall  be  determined  by  the  Committee at  the  time  of  grant,  provided  that  the  per  share  exercise  price  of  a  Tandem Stock  Appreciation  Right  shall  not  be  less  than  100%  of  the  Fair  Market Value  of  the  Common  Stock  at  the  time  of  grant.

(b)               Term.  A  Tandem  Stock  Appreciation  Right  or  applicable  portion  thereof granted  with  respect  to  a  Reference  Stock  Option  shall  terminate  and  no longer  be  exercisable  upon  the  termination  or  exercise  of  the  Reference Stock  Option,  except  that,  unless  otherwise  determined  by  the  Committee, in its  sole  discretion,  at  the  time  of  grant,  a  Tandem  Stock  Appreciation Right  granted  with  respect  to  less  than  the  full  number  of  shares  covered by  the  Reference  Stock  Option  shall  not  be  reduced  until  and  then  only  to the extent  the  exercise  or  termination  of  the  Reference  Stock   Option causes  the  number  of  shares  covered  by  the  Tandem  Stock  Appreciation Right  to  exceed  the  number  of  shares  remaining  available  and  unexercised under  the  Reference  Stock  Option.

(c)               Exercisability.    Tandem  Stock  Appreciation  Rights  shall  be  exercisable only  at  such  time  or  times  and  to  the  extent  that  the  Reference  Stock Options  to  which  they  relate  shall  be  exercisable  in  accordance  with  the provisions  of  Article  VI,  and  shall  be  subject  to  the  provisions  of  Section 6.3(c).

(d)               Method   of   Exercise.    A Tandem  Stock  Appreciation  Right  may  be exercised  by  the  Participant  by  surrendering  the  applicable  portion  of  the Reference  Stock  Option.  Upon  such  exercise   and   surrender,   the Participant  shall  be  entitled  to  receive  an  amount  determined  in  the manner  prescribed  in  this  Section  7.2.  Stock  Options  which  have  been  so surrendered,  in  whole  or  in  part,  shall  no  longer  be  exercisable  to  the extent  the  related  Tandem  Stock  Appreciation  Rights  have  been  exercised.

(e)               Payment.  Upon  the  exercise  of  a  Tandem  Stock  Appreciation  Right,  a Participant  shall  be  entitled  to  receive  up  to,  but  no  more  than,  an  amount in cash  or  a  number  of  shares  of  Common  Stock  (as  determined  by  the Committee,  in  its  sole  discretion,  on  the  date  of  grant)  equal  in  value  to  the excess  of  the  Fair  Market  Value  of  one  share  of  Common  Stock  over  the Option  exercise  price  per  share  specified  in  the  Reference  Stock  Option agreement,  multiplied  by  the  number  of  shares  in  respect  of  which  the Tandem  Stock  Appreciation  Right  shall  have  been  exercised.

(f)               Deemed  Exercise  of  Reference   Stock  Option.  Upon  the  exercise  of  a Tandem  Stock  Appreciation  Right,  the  Reference  Stock  Option  or  part thereof  to  which  such  Stock  Appreciation  Right  is  related  shall  be  deemed to have  been  exercised  for  the  purpose  of  the  limitation  set  forth  in  Article IV  of  the  Plan  on  the  number  of  shares  of  Common  Stock  to  be  issued under  the  Plan.

(g)               Non-Transferability.      Tandem  Stock  Appreciation  Rights  shall  be Transferable  only  when  and  to  the  extent  that  the  underlying  Stock  Option would  be  Transferable  under  Section  6.3(e)  of  the  Plan.

7.3              Non-Tandem   Stock   Appreciation   Rights.      Non-Tandem  Stock  Appreciation Rights  may  also  be  granted  without  reference  to  any  Stock  Options  granted  under  this  Plan.

7.4              Terms   and   Conditions   of   Non-Tandem   Stock   Appreciation   Rights.      Non- Tandem  Stock  Appreciation  Rights  granted  hereunder  shall  be  subject  to  such  terms  and conditions,  not  inconsistent  with  the  provisions  of  this  Plan,  as  shall  be  determined  from  time  to time  by  the  Committee  in  its  sole  discretion,  and  the  following:

(a)               Exercise  Price.   The  exercise  price  per  share  of  Common  Stock  subject  to a Non-Tandem  Stock  Appreciation  Right  shall  be  determined  by  the Committee  at  the  time  of  grant,  provided  that  the  per  share  exercise  price of a  Non-Tandem  Stock  Appreciation  Right  shall  not  be  less  than  100%  of the Fair  Market  Value  of  the  Common  Stock  at  the  time  of  grant.

(b)               Term.  The  term  of  each  Non-Tandem  Stock  Appreciation  Right  shall  be fixed  by  the  Committee,  but  shall  not  be  greater  than  10  years  after  the date  the  right  is  granted.

(c)               Exercisability.       Non-Tandem  Stock  Appreciation  Rights  shall  be exercisable  at  such  time  or  times  and  subject  to  such  terms  and  conditions as  shall  be  determined  by  the  Committee  at  grant.  If  the  Committee provides,  in  its  discretion,  that  any  such  right  is  exercisable  subject  to certain  limitations  (including,  without  limitation,  that  it  is  exercisable  only in installments  or  within  certain  time  periods),  the  Committee  may  waive such  limitations  on  the  exercisability  at  any  time  at  or  after  grant  in  whole or in  part  (including,  without  limitation,  waiver  of  the  installment  exercise provisions  or  acceleration  of  the  time  at  which  such  right  may  be exercised),  based  on  such  factors,  if  any,  as  the  Committee  shall determine,  in  its  sole  discretion.  In  the  event  that  a  written  employment agreement  between  the  Company  and  a  Participant  provides  for  a  vesting schedule  that  is  more  favorable  than  the  vesting  schedule  provided  in  the form   of   Award   agreement,   the   vesting   schedule   in   such   employment agreement  shall  govern,  provided  that  such  agreement  is  in  effect  on  the date  of  grant  and  applicable  to  the  specific  Award.

(d)               Method  of  Exercise.  Subject  to  whatever  installment  exercise  and  waiting period  provisions  apply  under  subsection  (c)  above,  Non-Tandem  Stock Appreciation  Rights  may  be  exercised  in  whole  or  in  part  at  any  time  in accordance  with  the  applicable  Award  agreement,  by  giving  written  notice of exercise  to  the  Company  specifying  the  number  of  Non-Tandem  Stock Appreciation  Rights  to  be  exercised.

(e)               Payment.  Upon  the  exercise  of  a  Non-Tandem  Stock  Appreciation  Right  a Participant  shall  be  entitled  to  receive,  for  each  right  exercised,  up  to,  but no more  than,  an  amount  in  cash  or  a  number  of  shares  of  Common  Stock (as  determined  by  the  Committee,  in  its  sole  discretion,  on  the  date  of grant)  equal  in  value  to  the  excess  of  the  Fair  Market  Value  of  one  share of Common  Stock  on  the  date  the  right  is  exercised  over  the  Fair  Market Value  of  one  share  of  Common  Stock  on  the  date  the  right  was  awarded  to the Participant.

(f)               Non-Transferability.  No  Non-Tandem  Stock  Appreciation  Rights  shall  be Transferable  by  the  Participant  otherwise  than  by  will  or  by  the  laws  of descent  and  distribution,  and  all  such  rights  shall  be  exercisable,  during the Participant’s  lifetime,  only  by  the  Participant.

7.5              Limited  Stock  Appreciation  Rights.  The  Committee  may,  in  its  sole  discretion, grant  Tandem  and  Non-Tandem  Stock  Appreciation  Rights  either  as   a   general   Stock Appreciation  Right  or as  a  Limited  Stock  Appreciation  Right.   Limited   Stock  Appreciation Rights  may  be  exercised  only  upon  the  occurrence  of  a  Change  in  Control  or  such  other  event  as the Committee  may,  in  its  sole  discretion,  designate  at  the  time  of  grant  or  thereafter.  Upon  the exercise  of  Limited  Stock  Appreciation  Rights,  except  as  otherwise  provided  in  an  Award agreement,  the  Participant  shall  receive  in  cash  or  Common  Stock,  as  determined  by  the Committee,  an  amount  equal  to  the  amount  (a)  set  forth  in  Section  7.2(e)  with  respect  to  Tandem Stock  Appreciation  Rights,  or  (b)  set  forth  in  Section  7.4(e)  with  respect  to  Non-Tandem  Stock Appreciation  Rights,  as  applicable.

ARTICLE  VIII

RESTRICTED  STOCK

8.1              Awards  of  Restricted  Stock.  Shares  of  Restricted  Stock  may  be  issued  either alone  or  in  addition  to  other  Awards  granted  under  the  Plan.  The  Committee  shall,  in  its  sole discretion,  determine  the  Eligible  Employees,  Consultants  and  Non-Employee  Directors,  to whom,  and  the  time  or  times  at  which,  grants  of  Restricted  Stock  shall  be  made,  the  number  of shares  to  be  awarded,  the  price  (if  any)  to  be  paid  by  the  Participant  (subject  to  Section  8.2),  the time  or  times  within  which  such  Awards  may  be  subject  to  forfeiture,  the  vesting  schedule  and rights  to  acceleration  thereof,  and  all  other  terms  and  conditions  of  the  Awards.  The  Committee may   condition   the   grant   or   vesting   of   Restricted   Stock   upon   the   attainment   of   specified performance  targets  or  such  other  factors  as  the  Committee  may  determine,  in  its  sole  discretion, including  to  comply  with  the  requirements  of  Section  162(m)  of  the  Code.

8.2              Awards  and  Certificates.  Eligible  Employees,  Consultants  and  Non-Employee Directors  selected  to  receive  Restricted  Stock  shall  not  have  any  rights  with  respect  to  such Award,  unless  and  until  such  Participant  has  delivered  a  fully  executed  copy  of  the  agreement evidencing  the  Award  to  the  Company  and  has  otherwise  complied  with  the  applicable  terms  and conditions  of  such  Award.   Further,  such  Award  shall  be  subject  to  the  following  conditions:

(a)               Purchase  Price.  The  purchase  price  of  Restricted  Stock  shall  be  fixed  by the Committee.  Subject  to  Section  4.3,  the  purchase  price  for  shares  of Restricted  Stock  may  be  zero  to  the  extent  permitted  by  applicable  law, and,  to  the  extent  not  so  permitted,  such  purchase  price  may  not  be  less than  par  value.

(b)               Acceptance.  Awards  of  Restricted  Stock  must  be  accepted  within  a  period of 60  days  (or  such  other  period  as  the  Committee  may  specify)  after  the grant  date,  by  executing  a  Restricted  Stock  agreement  and  by  paying whatever  price  (if  any)  the  Committee  has  designated  thereunder.

(c)               Legend.    Each  Participant  receiving  Restricted  Stock  shall  be  issued  a stock  certificate  in  respect  of  such  shares  of  Restricted  Stock,  unless  the Committee  elects  to  use  another  system,  such  as  book  entries  by  the transfer  agent,  as  evidencing  ownership  of  shares  of   Restricted   Stock. Such  certificate  shall  be  registered  in  the  name  of  such  Participant,  and shall,  in  addition  to  such  legends  required  by  applicable  securities  laws, bear  an  appropriate  legend  referring  to  the  terms,  conditions,  and restrictions  applicable  to  such  Award,  substantially  in  the  following  form:

“The  anticipation,  alienation,  attachment,  sale,   transfer,   assignment, pledge,  encumbrance  or  charge  of  the  shares  of  stock  represented  hereby are  subject  to  the  terms  and  conditions  (including  forfeiture)  of  the BRAZIL  MINERALS,  INC.  (the  “Company”)  2013  Stock  Incentive  Plan (the  “Plan”)  and  an  agreement  entered  into  between  the  registered  owner and  the  Company  dated                            .  Copies  of  such  Plan  and  agreement are  on  file  at  the  principal  office  of  the  Company.”

(d)               Custody.  If  stock  certificates  are  issued  in  respect  of  shares  of  Restricted Stock,  the  Committee  may  require  that  any  stock  certificates  evidencing such  shares  be  held  in  custody  by  the  Company  until  the   restrictions thereon  shall  have  lapsed,  and  that,  as  a  condition  of  any  grant  of Restricted  Stock,  the  Participant  shall  have  delivered  a  duly  signed  stock power,  endorsed  in  blank,  relating  to  the  Common  Stock  covered  by  such Award.

8.3              Restrictions  and  Conditions.  The  shares  of  Restricted  Stock  awarded  pursuant to this  Plan  shall  be  subject  to  the  following  restrictions  and  conditions:

(a)               Restriction  Period.  (i)  The  Participant  shall  not  be  permitted  to  Transfer shares  of  Restricted  Stock  awarded  under  this  Plan  during  the  period  or periods  set  by  the  Committee  (the  “Restriction  Period”)  commencing  on the date  of  such  Award,  as  set  forth  in  a  Restricted  Stock  Award agreement  and  such  agreement  shall  set  forth  a  vesting  schedule  and  any events  which  would  accelerate  vesting  of  the  shares  of  Restricted  Stock. Within  these  limits,  based  on  service,  attainment  of  performance  goals pursuant  to  Section  8.3(a)(ii)  below  and/or  such  other  factors  or  criteria  as the Committee  may  determine  in  its  sole  discretion,  the  Committee  may condition  the  grant  or  provide  for  the  lapse  of  such  restrictions  in installments  in  whole  or  in  part,  or  may  accelerate  the  vesting  of  all  or  any part  of  any  Restricted  Stock  Award  and/or  waive  the  deferral  limitations for  all  or  any  part  of  any  Restricted  Stock  Award.  In  the  event  that  a written  employment  agreement  between  the  Company  and  a  Participant provides  for  a  vesting  schedule  that  is  more  favorable  than  the  vesting schedule  provided  in  the  form  of  Award  agreement,  the  vesting  schedule in such  employment  agreement  shall  govern,  provided  that  such  agreement is in  effect  on  the  date  of  grant  and  applicable  to  the  specific  Award.

(ii)     Objective  Performance  Goals,  Formulae  or  Standards.    If the grant  of  shares  of  Restricted  Stock  or  the  lapse  of  restrictions  is  based on the  attainment  of  Performance  Goals,  the  Committee  shall  establish  the Performance  Goals  and  the  applicable  vesting  percentage  of  the  Restricted Stock  Award  applicable  to  each  Participant  or  class  of  Participants  in writing  prior  to  the  beginning  of  the  applicable  fiscal  year  or  at  such  later date  as  otherwise  determined  by  the  Committee  and  while  the  outcome  of the Performance  Goals  are  substantially  uncertain.  Such   Performance Goals  may  incorporate  provisions  for  disregarding  (or  adjusting  for) changes  in  accounting  methods,  corporate  transactions  (including,  without limitation,  dispositions  and  acquisitions)  and  other  similar  type  events  or circumstances.  With  regard  to  a  Restricted  Stock  Award  that  is  intended to comply  with  Section  162(m)  of  the  Code,  to  the  extent  any  such provision  would  create  impermissible  discretion  under  Section  162(m)  of the Code  or  otherwise  violate  Section  162(m)  of  the  Code,  such  provision shall  be  of  no  force  or  effect.

(b)               Rights  as  a  Stockholder.  Except  as  provided  in  this  subsection  (b)  and subsection  (a)  above  and  as  otherwise  determined  by  the  Committee,  the Participant  shall  have,  with  respect  to  the  shares  of  Restricted  Stock,  all  of the rights  of  a  holder  of  shares  of  Common  Stock  of  the  Company including,  without  limitation,  the  right  to  receive  any  dividends,  the  right to vote  such  shares  and,  subject  to  and  conditioned  upon  the  full  vesting  of shares  of  Restricted  Stock,  the  right  to  tender  such  shares.  The  Committee may,  in  its  sole  discretion,  determine  at  the  time  of  grant  that  the  payment of dividends  shall  be  deferred  until,  and  conditioned  upon,  the  expiration of the  applicable  Restriction  Period.

(c)               Lapse  of  Restrictions.   If  and  when  the  Restriction  Period  expires  without a prior  forfeiture  of  the  Restricted  Stock,  the  certificates  for  such  shares shall  be  delivered  to  the  Participant.  All  legends  shall  be  removed  from said  certificates  at  the  time  of  delivery  to  the  Participant,  except  as otherwise  required  by  applicable  law  or  other  limitations  imposed  by  the Committee.

ARTICLE  IX

PERFORMANCE  SHARES

9.1              Award  of  Performance  Shares.    Performance  Shares  may  be  awarded  either alone  or  in  addition  to  other  Awards  granted  under  this  Plan.  The  Committee  shall,  in  its  sole discretion,  determine  the  Eligible  Employees,  Consultants  and  Non-Employee  Directors,  to whom,  and  the  time  or  times  at  which,  Performance  Shares  shall  be  awarded,  the  number  of Performance  Shares  to  be  awarded  to  any  person,  the  Performance  Period  during  which,  and  the conditions  under  which,  receipt  of  the  Shares  will  be  deferred,  and  the  other  terms  and  conditions of the  Award  in  addition  to  those  set  forth  in  Section  9.2.

Except  as  otherwise  provided  herein,  the  Committee  shall  condition  the  right  to  payment of any  Performance  Share  upon  the  attainment  of  objective  performance  goals  established pursuant  to  Section  9.2(c)  below.

9.2              Terms  and  Conditions.  Performance  Shares  awarded  pursuant  to  this  Article  IX shall  be  subject  to  the  following  terms  and  conditions:

(a)               Earning  of  Performance  Share  Award.  At  the  expiration  of  the  applicable Performance  Period,  the  Committee  shall  determine  the  extent  to  which the performance  goals  established  pursuant  to  Section  9.2(c)  are  achieved and  the  percentage  of  each  Performance  Share  Award  that  has  been earned.

(b)               Non-Transferability.  Subject  to  the  applicable  provisions  of  the  Award agreement  and  this  Plan,  Performance  Shares  may  not  be  Transferred during  the  Performance  Period.

(c)               Objective  Performance  Goals,   Formulae  or  Standards.   The  Committee shall  establish  the  objective  Performance  Goals  for  the  earning  of Performance  Shares  based  on  a  Performance  Period  applicable  to  each Participant  or  class  of  Participants  in  writing  prior  to  the  beginning  of  the applicable  Performance  Period  or  at  such  later  date  as  permitted  under Section  162(m)  of  the  Code  and  while  the  outcome  of  the  Performance Goals  are  substantially  uncertain.  Such  Performance  Goals  may incorporate,  if  and  only  to  the  extent  permitted  under  Section  162(m)  of the Code,  provisions  for  disregarding  (or  adjusting  for)  changes  in accounting  methods,  corporate  transactions  (including,  without  limitation, dispositions    and    acquisitions)    and    other    similar    type    events    or circumstances.  To  the  extent  any  such  provision  would  create impermissible  discretion  under  Section  162(m)  of  the  Code  or  otherwise violate  Section  162(m)  of  the  Code,  such  provision  shall  be  of  no  force  or effect.

(d)               Dividends.  Unless  otherwise  determined  by  the  Committee  at  the  time  of grant,  amounts  equal  to  any  dividends  declared  during  the  Performance Period  with  respect  to  the  number  of  shares  of  Common  Stock  covered  by a Performance  Share  will  not  be  paid  to  the  Participant.

(e)               Payment.  Following  the  Committee’s  determination  in  accordance  with subsection  (a)  above,  shares  of  Common  Stock  or,  as  determined  by  the Committee  in  its  sole  discretion,  the  cash  equivalent  of  such  shares  shall be delivered  to  the  Eligible  Employee,  Consultant  or  Non-Employee Director,  or  his  legal  representative,  in  an  amount  equal  to  such individual’s  earned  Performance  Share.  Notwithstanding  the  foregoing, the Committee  may,  in  its  sole  discretion,  award  an  amount  less  than  the earned  Performance  Share  and/or  subject  the  payment  of  all  or  part  of  any Performance  Share  to  additional  vesting,  forfeiture  and  deferral  conditions as  it  deems  appropriate.

(f)               Accelerated  Vesting.    Based  on  service,  performance  and/or  such  other factors  or  criteria,  if  any,  as  the  Committee  may  determine,  the  Committee may,  in  its  sole  discretion,  at  or  after  grant,  accelerate  the  vesting  of  all  or any  part  of  any  Performance  Share  Award  and/or  waive  the  deferral limitations  for  all  or  any  part  of  such  Award.

ARTICLE  X

OTHER  STOCK-BASED  AWARDS

10.1          Other  Awards.  The  Committee,  in  its  sole  discretion,  is  authorized  to  grant  to Eligible  Employees,  Consultants  and  Non-Employee  Directors  Other  Stock-Based  Awards  that are  payable  in,  valued  in  whole  or  in  part  by  reference  to,  or  otherwise  based  on  or  related  to shares  of  Common  Stock,  including,  but  not  limited  to,  shares  of  Common  Stock  awarded  purely as  a  bonus  and  not  subject  to  any restrictions  or  conditions,  shares  of  Common  Stock  in  payment to Consultants,  including  attorneys,  shares  of  Common  Stock  in  payment  of  the  amounts  due under  an  incentive  or  performance  plan  sponsored  or  maintained  by  the  Company  or  an  Affiliate, performance  units,  dividend  equivalent  units,  stock  equivalent  units,  restricted  stock  units  and deferred  stock  units.  To  the  extent  permitted  by  law,  the  Committee  may,  in  its  sole  discretion, permit  Eligible  Employees  and/or  Non-Employee  Directors  to  defer  all  or  a  portion  of  their  cash compensation  in  the  form  of  Other  Stock-Based  Awards  granted  under  this  Plan,  subject  to  the terms  and  conditions  of  any  deferred  compensation  arrangement  established  by  the  Company, which  shall  be  intended  to  comply  with  Section  409A  of  the  Code.  Other  Stock-Based  Awards may  be  granted  either  alone  or  in  addition  to  or  in  tandem  with  other  Awards  granted  under  the Plan.

Subject  to  the  provisions  of  this  Plan,  the  Committee  shall,  in  its  sole  discretion,  have authority  to  determine  the  Eligible  Employees,  Consultants  and  Non-Employee Directors,  to whom,  and  the  time  or  times  at  which,  such  Awards  shall  be  made,  the  number  of  shares  of Common  Stock  to  be  awarded  pursuant  to  such  Awards,  and  all  other  conditions  of  the  Awards. The  Committee  may  also  provide  for  the  grant  of  Common  Stock  under  such  Awards  upon  the completion  of  a  specified  performance  period.

The  Committee  may  condition  the  grant  or  vesting  of  Other  Stock-Based  Awards  upon the attainment  of  specified  Performance  Goals  as  the  Committee  may  determine,  in  its  sole discretion; provided  that  to  the  extent  that such  Other  Stock-Based  Awards  are  intended  to comply  with  Section  162(m)  of  the  Code,  the  Committee  shall  establish  the  objective Performance  Goals  for  the  vesting  of  such  Other  Stock-Based  Awards  based  on  a  performance period  applicable  to  each  Participant  or  class  of  Participants  in  writing  prior  to  the  beginning  of the applicable  performance  period  or  at  such  later  date  as  permitted  under  Section  162(m)  of  the Code and  while  the  outcome  of  the  Performance  Goals  are  substantially  uncertain.  Such Performance  Goals  may  incorporate,  if  and  only  to  the  extent  permitted  under  Section  162(m)  of the Code,  provisions  for  disregarding  (or  adjusting  for)  changes  in  accounting  methods, corporate  transactions  (including,  without  limitation,  dispositions  and  acquisitions)  and  other similar  type  events  or  circumstances.  To  the  extent  any  such  provision  would  create impermissible  discretion  under  Section  162(m)  of  the  Code  or  otherwise  violate  Section  162(m) of the  Code,  such  provision  shall  be  of  no  force  or  effect.

10.1          Terms   and   Conditions.     Other  Stock-Based  Awards  made  pursuant  to  this Article  X  shall  be  subject  to  the  following  terms  and  conditions:

(a)               Non-Transferability.  Subject  to  the  applicable  provisions  of  the  Award agreement  and  this  Plan,  shares  of  Common  Stock   subject   to   Awards made  under  this  Article  X  may  not  be  Transferred  prior  to  the  date  on which  the  shares  are  issued,  or,  if  later,  the  date  on  which  any  applicable restriction,  performance  or  deferral  period  lapses.

(b)               Dividends.  Unless  otherwise  determined  by  the  Committee  at  the  time  of Award,  subject  to  the  provisions  of  the  Award  agreement  and  this  Plan, the recipient  of  an  Award  under  this  Article  X  shall  not  be  entitled  to receive,  currently  or  on  a  deferred  basis,  dividends  or  dividend  equivalents with  respect  to  the  number  of  shares  of  Common  Stock  covered  by  the Award.

(c)               Vesting.     Any  Award  under  this  Article  X  and  any  Common  Stock covered  by  any  such  Award  shall  vest  or  be  forfeited  to  the  extent  so provided  in  the  Award  agreement,  as  determined  by  the  Committee,  in  its sole discretion.  In  the  event  that  a  written  employment  agreement between  the  Company  and  a  Participant  provides  for  a  vesting  schedule that  is  more  favorable  than  the  vesting  schedule  provided  in  the  form  of Award  agreement,  the  vesting  schedule  in  such  employment  agreement shall  govern,  provided  that  such  agreement  is  in  effect  on  the  date  of  grant and  applicable  to  the  specific  Award.

(d)               Price.  Common  Stock  issued  on  a  bonus  basis  under  this  Article  X  may be issued  for  no  cash  consideration;  Common  Stock  purchased  pursuant  to a purchase  right  awarded  under  this  Article  X  shall  be  priced,  as determined  by  the  Committee  in  its  sole  discretion.

(e)               Payment.  Form  of  payment  for  the  Other  Stock-Based  Award  shall  be specified  in  the  Award  agreement.

ARTICLE  XI

PERFORMANCE-BASED  CASH  AWARDS

11.1          Performance-Based  Cash  Awards.  Performance-Based  Cash  Awards  may  be granted  either  alone  or  in  addition  to  or  in  tandem  with  Stock  Options,  Stock  Appreciation Rights,  or  Restricted  Stock.  Subject  to  the  provisions  of  this  Plan,  the  Committee  shall,  in  its sole discretion,  have  authority  to  determine  the  Eligible  Employees,  Consultants  and  Non- Employee  Directors  to  whom,  and  the  time  or  times  at  which,  such  Awards  shall  be  made,  the dollar  amount  to  be  awarded  pursuant  to  such  Awards,  and  all  other  conditions  of  the  Awards. The  Committee  may  also  provide  for  the  payment  of  a  dollar  amount  under  such  Awards  upon the completion  of  a  specified  Performance  Period.

For  each  Participant,  the  Committee  may  specify  a  targeted  performance  award.  The individual  target  award  may  be  expressed,  at  the  Committee’s  discretion,  as  a   fixed   dollar amount,  a  percentage  of  base  pay  or  total  pay  (excluding  payments  made  under  the  Plan),  or  an amount  determined  pursuant  to  an  objective  formula  or  standard.  Establishment  of  an  individual target  award  for  a  Participant  for  a  calendar  year  shall  not  imply  or  require  that  the  same  level individual  target  award  (if  any  such  award  is  established  by  the  Committee  for  the  relevant Participant)  be  set  for  any  subsequent  calendar  year.  At  the  time  the  Performance  Goals  are established,  the  Committee  shall  prescribe  a  formula  to  determine  the  percentages  (which  may  be greater  than  100%)  of  the  individual  target  award  which  may  be  payable  based  upon  the  degree of attainment  of  the  Performance  Goals  during  the  calendar  year.  Notwithstanding  anything  else herein,  the  Committee  may,  in  its  sole  discretion,  elect  to  pay  a  Participant  an  amount  that  is  less than  the  Participant’s  individual  target  award  (or  attained  percentage  thereof)  regardless  of  the degree  of  attainment  of  the  Performance  Goals;  provided  that  no  such  discretion  to  reduce  an Award  earned  based  on  achievement  of  the  applicable  Performance  Goals  shall  be  permitted  for the calendar  year  in  which  a  Change  in  Control  of  the  Company  occurs,  or  during  such  calendar year  with  regard  to  the  prior  calendar  year  if  the  Awards  for  the  prior  calendar  year  have  not been  made  by  the  time  of  the  Change  in  Control  of  the  Company,  with  regard  to  individuals  who were  Participants  at  the  time  of  the  Change  in  Control  of  the  Company.

11.2          Terms   and   Conditions.     Performance-Based  Awards  made  pursuant  to  this Article  XI  shall  be  subject  to  the  following  terms  and  conditions:

(a)               Vesting  of   Performance-Based   Cash   Award.    At  the  expiration  of  the applicable  Performance  Period,  the  Committee  shall  determine  and  certify in writing  the  extent  to  which  the  Performance  Goals  established  pursuant to Section  11.2(c)  are  achieved  and  the  percentage  of  the  Participant’s individual  target  award  has  been  vested  and  earned.

(b)               Waiver  of  Limitation.  In  the  event  of  the  Participant’s  Disability  or  death, or in  cases  of  special  circumstances,  the  Committee  may,  in  its  sole discretion,  waive  in  whole  or  in  part  any  or  all  of  the  limitations  imposed hereunder  (if  any)  with  respect  to  any  or  all  of  an  Award  under  this  Article XI.

(c)               Objective  Performance  Goals,  Formulae  or  Standards.

(i)                The  Committee  shall  establish  the  objective  Performance Goals  and  the  individual  target  award  (if  any)  applicable  to  each Participant  or  class  of  Participants  in  writing  prior  to  the  beginning  of  the applicable  Performance  Period  or  at  such  later  date  as  permitted  under Section  162(m)  of  the  Code  and  while  the  outcome  of  the  Performance Goals  are  substantially  uncertain.  Such  Performance  Goals  may incorporate,  if  and  only  to  the  extent  permitted  under  Section  162(m)  of the Code,  provisions  for  disregarding  (or  adjusting  for)  changes  in accounting  methods,  corporate  transactions  (including,  without  limitation, dispositions  and  acquisitions)  and  other  similar  type  events  or circumstances.  To  the  extent  any  Performance-Based  Award  is  intended to comply  with  the  provisions  of Section  162(m)  of  the  Code,  if  any provision  would  create  impermissible  discretion  under  Section  162(m)  of the Code  or  otherwise  violate  Section  162(m)  of  the  Code,  such  provision shall  be  of  no  force  or  effect.

(ii)              The  measurements  used  in  Performance  Goals  set  under  the Plan  shall  be  determined  in  accordance  with  Generally  Accepted Accounting  Principles  (“GAAP”),  except,  to  the  extent  that  any  objective Performance  Goals  are  used,  if  any  measurements  require  deviation  from GAAP,  such  deviation  shall  be  at  the  discretion  of  the  Committee  at  the time  the  Performance  Goals  are  set  or  at  such  later  time  to  the  extent permitted  under  Section  162(m)  of  the  Code.

(d)               Payment.  Following  the  Committee’s  determination  and  certification  in accordance  with  subsection  (a)  above,  the  Performance-Based  Cash Award  amount  shall  be  delivered  to  the  Eligible  Employee,  Consultant  or Non-Employee  Director,  or  his  legal  representative,  in  accordance  with the terms  and  conditions  of  the  Award  agreement.

ARTICLE  XII

TERMINATION

12.1          Termination.    The  following  rules  apply  with  regard  to   the  Termination   of  a Participant.

(a)               Rules  Applicable  to  Stock  Option  and  Stock  Appreciation  Rights.  Unless otherwise  determined  by  the  Committee  at  grant  (or,  if  no  rights  of  the Participant  are  reduced,  thereafter):

(i)                 Termination  by  Reason  of  Death  or  Disability.  If  a Participant’s  Termination  is  by  reason  of  death  or  Disability,  all  Stock Options  or  Stock  Appreciation  Rights  that  are  held  by  such  Participant  that are  vested  and  exercisable  at  the  time  of  the  Participant’s  Termination  may be exercised  by  the  Participant  (or,  in the case  of death, by the  legal representative  of  the  Participant’s  estate)  at  any  time  within  a  one-year period  from  the  date  of  such  Termination,  but  in  no  event  beyond  the expiration  of  the  stated  term  of  such  Stock  Options  or  Stock  Appreciation Rights;  provided,  however,  if  the  Participant  dies  within  such  exercise period,  all  unexercised  Stock  Options  or  Stock  Appreciation  Rights  held by  such  Participant  shall  thereafter  be  exercisable,  to  the  extent  to  which they  were  exercisable  at  the  time  of  death,  for  a  period  of  one  year  from the date  of  such  death,  but  in  no  event  beyond  the  expiration  of  the  stated term  of  such  Stock  Options  or  Stock  Appreciation  Rights.

(ii)               Involuntary  Termination  Without  Cause.  If  a  Participant’s Termination  is  by  involuntary  termination  without  Cause,  all  Stock Options  or  Stock  Appreciation  Rights  that  are  held  by  such  Participant  that are  vested  and  exercisable  at  the  time  of  the  Participant’s  Termination  may be exercised  by  the  Participant  at  any  time  within  a  period  of  90  days  from the date  of  such  Termination,  but  in  no  event  beyond  the  expiration  of  the stated  term  of  such  Stock  Options  or  Stock  Appreciation  Rights.

(iii)             Voluntary  Termination.  If  a  Participant’s  Termination  is voluntary  (other  than  a  voluntary  termination  described  in  Section 12.2(a)(iv)(2)  below),  all  Stock  Options  or  Stock  Appreciation  Rights  that are  held  by  such  Participant  that  are  vested  and  exercisable  at  the  time  of the Participant’s  Termination  may  be  exercised  by  the  Participant  at  any time  within  a  period  of  30  days  from  the  date  of  such  Termination,  but  in no event  beyond  the  expiration  of  the  stated  terms  of  such  Stock  Options or Stock  Appreciation  Rights.

(iv)             Termination  for  Cause.  If  a  Participant’s  Termination:  (1) is for  Cause  or  (2)  is  a  voluntary  Termination  (as  provided  in  sub-section

(iii)  above)  after  the  occurrence  of  an  event  that  would  be  grounds  for  a Termination  for  Cause,  all  Stock  Options  or  Stock  Appreciation  Rights, whether  vested  or  not  vested,  that  are  held  by  such  Participant  shall thereupon  terminate  and  expire  as  of  the  date  of  such  Termination.

(v)  Unvested  Stock  Options   and   Stock   Appreciation   Rights. Stock  Options  or  Stock  Appreciation  Rights  that  are  not  vested  as  of  the date  of  a  Participant’s  Termination  for  any  reason  shall terminate  and expire  as  of  the  date  of  such  Termination.

(b)               Rules  Applicable  to  Restricted  Stock,  Performance  Shares,  Other  Stock- Based  Awards  and  Performance-Based  Cash  Awards.  Unless  otherwise determined  by  the  Committee  at  grant  or  thereafter,  upon  a  Participant’s Termination  for  any  reason:  (i)  during  the  relevant  Restriction  Period,  all Restricted  Stock  still  subject  to  restriction  shall  be  forfeited;  and  (ii)  any unvested  Performance  Shares,  Other  Stock-Based  Awards  or Performance-Based  Cash  Awards  shall  be  forfeited

ARTICLE  XIII

CHANGE  IN  CONTROL  PROVISIONS

13.1          Benefits.  In  the  event  of  a  Change  in  Control  of  the  Company,  and  except  as otherwise  provided  by  the  Committee  in  an  Award  agreement  or  in  a  written  employment agreement  between  the  Company  and  a  Participant,  a  Participant’s  unvested  Award  shall  vest and  a  Participant’s  Award  shall  be  treated  in  accordance  with  one  of  the  following  methods  as determined  by  the  Committee  in  its  sole  discretion:

(a)               Awards,  whether  or  not  then  vested,  shall  be  continued,  assumed,  have new  rights  substituted  therefor  or  be  treated  in  accordance  with  Section 4.2(d)  hereof,  as  determined  by  the  Committee  in  its  sole  discretion,  and restrictions  to  which  any  shares  of  Restricted  Stock  or  any  other  Award granted  prior  to  the  Change  in  Control  are  subject  shall  not  lapse  upon  a Change  in  Control  and  the  Restricted  Stock  or  other  Award  shall,  where appropriate  in  the  sole  discretion  of  the  Committee,  receive  the  same distribution  as  other  Common  Stock  on  such  terms  as  determined  by  the Committee;  provided  that,  the  Committee  may,  in  its  sole  discretion, decide  to  award  additional  Restricted  Stock  or  other  Award  in  lieu  of  any cash  distribution.  Notwithstanding  anything  to  the  contrary  herein,  for purposes  of  Incentive  Stock  Options,  any  assumed  or  substituted  Stock Option  shall  comply  with  the  requirements  of  Treasury  Regulation  § 1.424-1  (and  any  amendments  thereto).

(b)               The  Committee,  in  its  sole  discretion,  may  provide  for  the  purchase  of  any Awards  by  the  Company  or  an  Affiliate  for  an  amount  of  cash  equal  to  the excess  of  the  Change  in  Control  Price  (as  defined  below)  of  the  shares  of Common  Stock  covered  by  such  Awards,  over   the   aggregate   exercise price  of  such  Awards.  For  purposes  of  this  Section  13.1,  “Change  in  Control  Price”  shall  mean  the  highest  price  per  share  of  Common  Stock paid  in  any  transaction  related  to  a  Change  in  Control  of  the  Company.

(c)               The  Committee  may,  in  its  sole  discretion,  provide  for  the  cancellation  of any  Awards  without  payment,  if  the  Change  in  Control  Price  is  less  than the Fair  Market  Value  of  such  Award  on  the  date  of  grant.

(d)               Notwithstanding  anything  else  herein,  the  Committee  may,  in  its  sole discretion,  provide  for  accelerated  vesting  or  lapse  of  restrictions,  of  an Award  at  the  time  of  grant  or  at  any  time  thereafter.

13.2          Change   in   Control.     Unless  otherwise  determined  by  the  Committee  in  the applicable  Award  agreement  (or  other  written  agreement  approved  by  the  Committee  including, without  limitation,  an  employment  agreement),  a  “Change  in  Control”  shall  be  deemed  to  occur on the  occurrence  of  any  of  the  following:

(a)               An  acquisition  of  any  common  stock  or  other  voting  securities  of  the Company  entitled  to  vote  generally  for  the  election  of  directors  (the "Voting  Securities")  by  any  “Person”  or  “Group”  (as  each  such  term  is used  for  purposes  of  Section  13(d)  or  14(d)  of  the  Exchange  Act), immediately  after  which  such  Person  or  Group,  as  the  case  may  be,  has “Beneficial  Ownership”  (within  the  meaning  of  Rule  13d-3  promulgated under  the  Exchange  Act)  of  more  than  20%  of  the  then  outstanding  shares of Common  Stock  or  the  combined  voting  power  of  the  Company’s  then outstanding  Voting  Securities;  provided,  however,  that  in  determining whether  a  “Change  in  Control”  has  occurred,  shares  of  Common  Stock  or Voting  Securities  that  are  acquired  in  a  Non-Control  Acquisition  (as defined  below)  shall  not  constitute  an  acquisition  which  would  cause  a Change  in  Control.  A  “Non-Control  Acquisition”  shall  mean  an acquisition  by  (i)  the  Company,  (ii)  any  Subsidiary  or  (iii)  any  employee benefit  plan  maintained  by  the  Company  or  any  Subsidiary,  including  a trust  forming  part  of  any  such  plan  (an  “Employee  Benefit  Plan”);

(b)               During  any  2-year  period,  individuals  who,  at  the  beginning  of  such  2-year period,  constitute  the  Board  (the  “Incumbent  Board  of  Directors”),  cease for  any  reason  to  constitute  at  least  50%  of  the  members  of  the  Board; provided,  however,  that  (i)  if  the  election  or  nomination  for  election  by  the Company’s  shareholders  of  any  new  director  was  approved  by  a  vote  of  at least  two-thirds  of  the  Incumbent  Board  of  Directors,  such  new  director shall,  for  purposes  hereof,  be  deemed  to  be  a  member  of  the  Incumbent Board  of  Directors,  and  (ii)  no  individual  shall  be  deemed  to  be  a  member of the  Incumbent  Board  of  Directors  if  such  individual  initially  assumed office  as  a  result  of  either  an  actual  or  threatened  “Election  Contest”  (as described  in  Rule  14a-11  promulgated  under  the  Exchange  Act)  or  other actual  or  threatened  solicitation  of  proxies  or  consents  by  or  on  behalf  of  a Person  or  Group  other  than  the  Board  of  Directors  (a  “Proxy  Contest”) including  by  reason  of  any  agreement  intended  to  avoid  or  settle  any Election  Contest  or  Proxy  Contest;

(c)               The  consummation  of  a  merger,  consolidation  or  reorganization  involving the Company  or  any  Subsidiary,  unless  the  merger,  consolidation  or reorganization is a Non-Control Transaction. A “Non-Control  Transaction”  shall  mean  a  merger,  consolidation  or  reorganization  of  the Company  or  any  Subsidiary  where:   (A)  the  shareholders  of  the  Company (or  such  Subsidiary,  as  the  case  may  be)  who  immediately  prior  to  the merger,  consolidation  or  reorganization  owned,  directly  or  indirectly,  at least  50%  of  the  combined  voting  power  of  the  outstanding  Voting Securities  of  the  Company  or  such  Subsidiary  immediately  following  such merger,  consolidation  or  reorganization,  own  at  least  50%  of  the  combined voting  power  of  the  outstanding  voting  securities  of  the  corporation resulting  from  such  merger,  consolidation  or  reorganization  (the "Surviving  Corporation"),  in  substantially  the  same  proportions  as  their ownership  of  the  Common  Stock  or  Voting  Securities,  as  the  case  may  be, immediately  prior  to  the  merger,  consolidation  or  reorganization;  (B)  the individuals  who  were  members  of  the  Incumbent  Board  of  Directors immediately  prior to the  execution  of the agreement  providing  for the merger,  consolidation  or  reorganization  constitute  at  least  two-thirds  of  the members  of  the  board  of  directors  of  the  Surviving  Corporation,  or  a corporation  beneficially  owning,  directly  or  indirectly,  a  majority  of  the outstanding  voting  securities of the  Surviving  Corporation,  and  (C)  no Person  or  Group,  other  than  (1)  the  Company,  (2)  any  Subsidiary,  (3)  any Employee  Benefit  Plan  or  (4)  any  other  Person  or  Group   who, immediately  prior  to  the  merger,  consolidation  or  reorganization,  had Beneficial  Ownership  of  not  less  than  20%  of  the  outstanding  Voting Securities  or  Common  Stock,  has  Beneficial  Ownership  of  20%  or  more  of the combined   voting   power   of  the   Surviving   Corporation's outstanding  voting  securities  or  common  stock;

(d)               A  complete  liquidation  or  dissolution  of  the  Company;  or

(e)               The  sale  or  other  disposition  of  all  or  substantially  all  of  the  assets  of  the Company  to  any  Person  (other  than  a  transfer  to  a  Subsidiary).

Notwithstanding  the  foregoing,  a  “Change  in  Control”  shall  not  be  deemed  to  have occurred  solely  because  any  Person  or  Group  (the  “Subject  Person”)  acquired  Beneficial Ownership  of  more  than  the  permitted  amount  of  the  then  outstanding  Voting  Securities  or Common  Stock  of  the  Company  as  a  result  of  an  acquisition  of  Voting  Securities  or  Common Stock  by  the  Company,  which,  by  reducing  the  number  of  shares  of  Voting  Securities   or Common  Stock  then  outstanding,  increases  the  proportional  number  of  shares  beneficially  owned by  the  Subject  Person;  provided,  however,  that  if  a  Change  in  Control  would  have  occurred  (but for  the  operation  of  this  sentence)  as  a  result  of  the  acquisition  of  Voting  Securities  or  common stock  by  the  Company,  and  after  such  acquisition  by  the  Company,  the  Subject  Person  becomes the beneficial  owner  of  any  additional  shares  of  Voting  Securities  or  Common  Stock,  which increases  the  percentage  of  the  then  outstanding  shares  of  Voting  Securities  or  Common  Stock beneficially  owned  by  the  Subject  Person,  then  a  Change  in  Control  shall  be  deemed  to  have occurred.  In  addition,  notwithstanding  the  foregoing,  the  acquisition  or  ownership  of  any Common  Stock  or  Voting  Securities  by  Applied  Digital  Solutions,  Inc.  and  its  Affiliates (determined  as  if  it  was  the  Company)  shall  not  cause  or  result  in  a  Change  in  Control.

ARTICLE  XIV

TERMINATION  OR  AMENDMENT  OF  PLAN

14.1          Termination  or  Amendment.  Notwithstanding  any  other  provision  of  this  Plan, the Board  or  the  Committee  may  at  any  time,  and  from  time  to  time,  amend,  in  whole  or  in  part, any  or  all  of  the  provisions  of  this  Plan  (including  any  amendment  deemed  necessary  to  ensure that  the  Company  may  comply  with  any  regulatory  requirement  referred  to  in  Article  XVI),  or suspend  or  terminate  it  entirely,  retroactively  or  otherwise;  provided,  however,  that,  unless otherwise  required  by  law  or  specifically  provided  herein,  the  rights  of  a  Participant  with  respect to Awards  granted  prior  to  such  amendment,  suspension  or  termination,  may  not  be  impaired without  the  consent  of  such  Participant  and,  provided  further,  without  the  approval  of  the stockholders  of  the  Company  in  accordance  with  the  laws  of  the  State  of  Nevada,  to  the  extent required  by  the  applicable  provisions  of  Rule  16b-3  or  Section  162(m)  of  the  Code,  pursuant  to the requirements  of  any  applicable  stock  exchange  rule,  or,  to  the  extent  applicable  to  Incentive Stock  Options,  Section  422  of  the  Code,  no  amendment  may  be  made  which  would:

(a)               increase  the  aggregate  number  of  shares  of  Common  Stock  that  may  be issued  under  this  Plan  pursuant  to  Section  4.1  (except  by  operation  of Section  4.2);

(b)               increase  the  maximum  individual  Participant  limitations  for  a  fiscal  year under  Section  4.1(b)  (except  by  operation  of  Section  4.2);

(c)               change  the  classification  of  Eligible  Employees  or  Consultants  eligible  to receive  Awards  under  this  Plan;

(d)               decrease  the  minimum  option  price  of  any  Stock  Option  or  Stock Appreciation  Right;

(e)               extend  the  maximum  option  period  under  Section  6.3;

(f)                alter  the  Performance  Goals  for  the  Award  of  Restricted  Stock, Performance  Shares  or  Other  Stock-Based  Awards  subject  to  satisfaction of Performance  Goals;

(g)               award  any  Stock  Option  or  Stock  Appreciation  Right  in  replacement  of  a canceled  Stock  Option  or  Stock  Appreciation  Right  with  a  higher  exercise price,  except  in  accordance  with  Section  6.3(g);  or

(h)               require  stockholder  approval  in  order  for  this  Plan  to  continue  to  comply with  the  applicable  provisions  of  Section  162(m)  of  the  Code  or,  to  the extent  applicable  to  Incentive  Stock  Options,  Section  422  of  the  Code.  In no event  may  this  Plan  be  amended  without  the  approval  of  the stockholders  of  the  Company  in  accordance  with  the  applicable  laws  of the State  of  Nevada  to  increase  the  aggregate  number  of  shares  of Common  Stock  that  may  be  issued  under  this  Plan,  decrease  the  minimum exercise  price  of  any  Stock  Option  or  Stock  Appreciation  Right,  or  to make  any  other  amendment  that  would  require  stockholder  approval  under any  applicable  rule  of  any  exchange  or  system  on  which  the  Company's securities  are  listed  or  traded  at  the  request  of  the  Company.

The  Committee  may  amend  the  terms  of  any  Award  theretofore  granted,  prospectively  or retroactively,  but,  subject  to  Article  IV  above  or  as  otherwise  specifically  provided  herein,  no such  amendment  or  other  action  by  the  Committee  shall  impair  the  rights  of  any  holder  without the holder's  consent.

ARTICLE  XV

UNFUNDED  PLAN

15.1     Unfunded  Status  of  Plan.  This  Plan  is  an  “unfunded”  plan  for  incentive  and deferred  compensation.  With  respect  to  any  payments  as  to  which  a  Participant  has  a  fixed  and vested  interest  but  that  are  not  yet  made  to  a  Participant  by  the  Company,  nothing  contained herein  shall  give  any  such  Participant  any  rights  that  are  greater  than  those  of  a   general unsecured  creditor  of  the  Company.

ARTICLE  XVI

GENERAL  PROVISIONS

16.1          Legend.  The  Committee  may  require  each  person  receiving  shares  of  Common Stock  pursuant  to  a  Stock  Option  or  other  Award  under  the  Plan  to  represent  to  and  agree  with the Company  in  writing  that  the  Participant  is  acquiring  the  shares  without  a  view  to  distribution thereof  to  the  extent  the  Award  is  not  registered  or  registered  for  resale.  In  addition  to  any legend  required  by  this  Plan,  the  certificates  for  such  shares  may  include  any  legend  that  the Committee,  in  its  sole  discretion,  deems  appropriate  to  reflect  any  restrictions  on  Transfer.

All  certificates  for  shares  of  Common  Stock  delivered  under  the  Plan  shall  be  subject  to such  stop  transfer  orders  and  other  restrictions  as  the  Committee  may,  in  its  sole  discretion,  deem advisable  under  the  rules,  regulations  and  other  requirements  of  the  Securities  and  Exchange Commission,  any  national  securities  exchange  system  upon  whose  system  the  Common  Stock  is then  quoted,  any  applicable  Federal  or  state  securities  law,  and  any  applicable  corporate  law,  and the Committee  may  cause  a  legend  or  legends  to  be  put  on  any  such  certificates  to  make appropriate  reference  to  such  restrictions.

16.2          Other   Plans.    Nothing  contained  in  this  Plan  shall  prevent  the  Board  from adopting  other  or  additional  compensation  arrangements,  subject  to  stockholder  approval  if  such approval  is  required,  and  such  arrangements  may  be  either  generally  applicable  or  applicable only  in  specific  cases.

16.3          No  Right  to  Employment/Directorship/Consultancy.  Neither  this  Plan  nor  the grant  of  any  Option  or  other  Award  hereunder  shall  give  any  Participant  or  other  employee, Consultant  or  Non-Employee  Director  any  right  with  respect  to  continuance  of  employment, consultancy  or  directorship  by  the  Company  or  any  Affiliate,  nor  shall  they  be  a  limitation  in  any way  on  the  right  of  the  Company  or  any  Affiliate  by  which  an  employee  is  employed  or  a Consultant   or   Non-Employee   Director   is   retained   to   terminate   his   or   her   employment, consultancy  or  directorship  at  any  time.

16.4          Withholding  of  Taxes.  The  Company  shall  have  the  right  to  deduct  from  any payment  to  be  made  pursuant  to  this  Plan,  or  to  otherwise  require,  prior  to  the  issuance  or delivery  of  any  shares  of  Common  Stock  or  the  payment  of  any  cash  hereunder,  payment  by  the Participant  of,  any  Federal,  state  or  local  taxes  required  by  law  to  be  withheld.  Upon  the  vesting of Restricted  Stock  (or  other  Award  that  is  taxable  upon  vesting),  or  upon  making  an  election under  Section  83(b)  of  the  Code,  a  Participant  shall  pay  all  required  withholding  to  the Company.  Any  statutorily  required  withholding  obligation  with  regard  to  any  Participant  may  be satisfied,  subject  to  the  advance  consent  of  the  Committee,  by  reducing  the  number  of  shares  of Common  Stock  otherwise  deliverable  or  by  delivering  shares  of  Common  Stock  already  owned. Any  fraction  of  a  share  of  Common  Stock  required  to  satisfy  such  tax  obligations  shall  be disregarded  and  the  amount  due  shall  be  paid  instead  in  cash  by  the  Participant.

16.5          No  Assignment  of  Benefits.  No  Award  or  other  benefit  payable  under  this  Plan shall,  except  as  otherwise  specifically  provided  by  law  or  permitted  by  the  Committee,  be Transferable  in  any  manner,  and  any  attempt  to  Transfer  any  such  benefit  shall  be  void,  and  any such  benefit  shall  not  in  any  manner  be  liable  for  or  subject  to  the  debts,  contracts,  liabilities, engagements  or  torts  of  any  person  who  shall  be  entitled  to  such  benefit,  nor  shall  it  be  subject  to attachment  or  legal  process  for  or  against  such  person.

16.6          Listing  and  Other  Conditions.

(a)               Unless  otherwise  determined  by  the  Committee,  as  long  as  the  Common Stock  is  listed  on  a  national  securities  exchange  or  system  sponsored  by  a national  securities  association,  the  issue  of  any  shares  of  Common  Stock pursuant  to  an  Award  shall  be  conditioned  upon  such  shares  being  listed on such  exchange  or  system.  The  Company  shall  have  no  obligation  to issue such  shares  unless  and  until  such  shares  are  so  listed,  and  the  right  to exercise  any  Option  or  other  Award  with  respect  to  such  shares  shall  be suspended  until  such  listing  has  been  effected.

(b)               If  at  any  time  counsel  to  the  Company  shall  be  of  the  opinion  that  any  sale or delivery  of  shares  of  Common  Stock  pursuant  to  an  Option  or  other Award  is  or  may  in  the  circumstances  be  unlawful  or  result  in  the imposition  of  excise  taxes  on  the  Company  under  the  statutes,  rules  or regulations  of  any  applicable  jurisdiction,  the  Company  shall  have  no obligation  to  make  such  sale  or  delivery,  or  to  make  any  application  or  to effect  or  to  maintain  any  qualification  or  registration  under  the  Securities Act  or  otherwise,  with  respect  to  shares  of  Common  Stock  or  Awards,  and the right  to  exercise  any  Option  or  other  Award  shall  be  suspended  until, in the  opinion  of  said  counsel,  such  sale  or  delivery  shall  be  lawful  or  will not  result  in  the  imposition  of  excise  taxes  on  the  Company.

(c)               Upon  termination  of  any  period  of  suspension  under  this  Section  16.6,  any Award  affected  by  such  suspension  which  shall  not  then  have  expired  or terminated  shall  be  reinstated  as  to  all  shares  available  before  such suspension  and  as  to  shares  which  would  otherwise  have  become  available during  the  period  of  such  suspension,  but  no  such  suspension  shall  extend the term  of  any  Award.

(d)               A  Participant  shall  be  required  to  supply  the  Company  with  any certificates,  representations  and  information  that   the   Company  requests and  otherwise  cooperate  with  the  Company  in  obtaining  any  listing, registration,  qualification,  exemption,  consent  or  approval  the  Company deems  necessary  or  appropriate.

16.7          Governing  Law.  This  Plan  and  actions  taken  in  connection  herewith  shall  be governed  and  construed  in  accordance  with  the  laws  of  the  State  of  Nevada  (regardless  of  the  law that  might  otherwise  govern  under  applicable  Nevada  principles  of  conflict  of  laws).

16.8          Construction.  Wherever  any  words  are  used  in  this  Plan  in  the  masculine  gender they  shall  be  construed  as  though  they  were  also  used  in  the  feminine  gender  in  all  cases  where they  would  so  apply,  and  wherever  any  words  are  used  herein  in  the  singular  form  they  shall  be construed  as  though  they  were  also  used  in  the  plural  form  in  all  cases  where  they  would  so apply.

16.9          Other  Benefits.  No  Award  granted  or  paid  out  under  this  Plan  shall  be  deemed compensation  for  purposes  of  computing  benefits  under  any  retirement  plan  of  the  Company  or its  Affiliates  nor  affect  any  benefits  under  any  other  benefit  plan  now  or  subsequently  in  effect under  which  the  availability  or  amount  of  benefits  is  related  to  the  level  of  compensation.

16.10          Costs.  The  Company  shall  bear  all  expenses  associated  with  administering  this Plan,  including  expenses  of  issuing  Common  Stock  pursuant  to  any  Awards  hereunder.

16.11          No  Right  to  Same  Benefits.  The  provisions  of  Awards  need  not  be  the  same with  respect  to  each  Participant,  and  such  Awards  to  individual  Participants  need  not  be  the  same in subsequent  years.

16.12          Death/Disability.  The  Committee  may  in  its  sole  discretion  require  the  transferee of a  Participant  to  supply  it  with  written  notice  of  the  Participant’s  death  or  Disability  and  to supply  it  with  a  copy  of  the  will  (in  the  case  of  the  Participant’s  death)  or  such  other  evidence  as the Committee  deems  necessary  to  establish  the  validity  of  the  transfer  of  an  Award.  The Committee  may,  in  its  discretion,  also  require  the  agreement  of  the  transferee  to  be  bound  by  all of the  terms  and  conditions  of  the  Plan.

16.13          Section  16(b)  of  the  Exchange  Act.  All  elections  and  transactions  under  this Plan  by  persons  subject  to  Section  16  of  the  Exchange  Act  involving  shares  of  Common  Stock are  intended  to  comply  with  any  applicable  exemptive  condition  under  Rule  16b-3.  The Committee  may,  in its  sole  discretion,  establish  and  adopt  written  administrative  guidelines, designed  to  facilitate  compliance  with  Section  16(b)  of the  Exchange  Act,  as it  may  deem necessary  or  proper  for  the  administration  and  operation  of  this  Plan  and  the  transaction  of business  thereunder.

16.14          Section  409A  of  the  Code.  The  Plan  is  intended  to  comply  with  the  applicable requirements  of  Section  409A  of  the  Code  and  shall  be  limited,  construed  and  interpreted  in accordance  with  such  intent.  To  the  extent  that  any  Award  is  subject  to  Section  409A  of  the Code,  it  shall  be  paid  in  a  manner  that  will  comply  with  Section  409A  of  the  Code,  including proposed,  temporary  or  final  regulations  or  any  other  guidance  issued  by  the  Secretary  of  the Treasury  and  the  Internal  Revenue  Service  with   respect   thereto.   Notwithstanding  anything herein  to  the  contrary,  any  provision  in  the  Plan  that  is  inconsistent  with  Section  409A  of  the Code shall  be  deemed  to  be  amended  to  comply  with  Section  409A  of  the  Code  and  to  the  extent such  provision  cannot  be  amended  to  comply  therewith,  such  provision  shall  be  null  and  void.

16.15          Successor   and   Assigns.     The  Plan  shall  be  binding  on  all  successors  and permitted  assigns  of  a  Participant,  including,  without  limitation,  the  estate  of  such  Participant  and the executor,  administrator  or  trustee  of  such  estate.

16.16          Severability  of  Provisions.  If  any  provision  of  the  Plan  shall  be  held  invalid  or unenforceable,  such  invalidity  or  unenforceability  shall  not  affect  any  other  provisions  hereof, and  the  Plan  shall  be  construed  and  enforced  as  if  such  provisions  had  not  been  included.

16.17          Payments  to  Minors,  Etc.  Any  benefit  payable  to  or  for  the  benefit  of  a  minor, an  incompetent  person  or  other  person  incapable  of  receipt  thereof  shall  be  deemed  paid  when paid  to  such  person’s  guardian  or  to  the  party  providing  or  reasonably  appearing  to  provide  for the care  of  such  person,  and  such  payment  shall  fully  discharge  the  Committee,  the  Board,  the Company,  its  Affiliates  and  their  employees,  agents  and  representatives  with  respect  thereto.

16.18          Headings  and  Captions.    The  headings  and  captions  herein  are  provided  for reference  and  convenience  only,  shall  not  be  considered  part  of  the  Plan,  and  shall  not  be employed  in  the  construction  of  the  Plan.

ARTICLE  XVII

EFFECTIVE  DATE  OF  PLAN

The  Plan  shall  become  effective  upon  the  date  specified  by  the  Board  in  its  resolution adopting  the  Plan,  subject  to  the  approval  of  the  Plan  by  the  stockholders  of  the  Company  in accordance  with  the  requirements  of  the  laws  of  the  State  of  Nevada.

ARTICLE  XVIII

TERM  OF  PLAN

No  Award  shall  be  granted  pursuant  to  the  Plan  on  or  after  the  tenth  anniversary  of  the earlier  of  the  date  the  Plan  is  adopted  or  the  date  of  stockholder  approval,  but  Awards  granted prior  to  such  tenth  anniversary  may  extend  beyond  that  date;  provided  that  no  Award  (other  than a Stock  Option  or  Stock  Appreciation  Right)  that  is  intended  to  be  “performance-based”  under Section  162(m)  of  the  Code  shall  be  granted  unless  the  Plan  and  the  Performance  Goals  are approved  by  the  stockholders  of  the  Company  or  after  the  fifth  anniversary  of  the  stockholder approval  of  the  Performance  Goals  unless  the  Performance  Goals  are  again  approved  by  the stockholders  no  later  than  the  first  stockholder  meeting  that  occurs  in  the  fifth  year  following  the year  in  which  stockholders  approve  the  Performance  Goals..

ARTICLE  XIX

NAME  OF  PLAN

This  Plan  shall  be  known  as  “BRAZIL  MINERALS,  INC.  2013  Stock  Incentive  Plan.”